Putnam
Master Income
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional information about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Master Income Trust delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004


Report from Fund Management

Fund highlights

 * During its fiscal year ended October 31, 2004, Putnam Master Income Trust had total returns of 11.20% at net asset value (NAV) and 7.93% at market price.

 * The fund's primary benchmark, the Lehman Government/Credit Bond Index, returned 5.57%. The fund's secondary benchmarks, the Citigroup Non-U.S. World Government Bond Index and the JP Morgan Global High Yield Index, returned 12.23% and 12.92%, respectively.

 * The average return for the fund's Lipper category, Flexible Income Funds (closed-end), was 11.31%.

 * See page 5 for details on two dividend adjustments made during the fiscal year.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
--------------------------------------------------
                                        Market
(inception 12/28/87)          NAV       price
--------------------------------------------------
1 year                      11.20%       7.93%
--------------------------------------------------
5 years                     48.24       53.41
Annual average               8.19        8.94
--------------------------------------------------
10 years                   107.75      102.19
Annual average               7.59        7.29
--------------------------------------------------
Annual average
(life of fund)               8.80        7.57
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. In vestment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Perform ance assumes reinvestment of distributions and does not account for taxes.

Performance commentary

After an exemplary showing during the first half of the fund's fiscal year, fixed-income returns fell sharply in the spring of 2004, but recovered in the final three months of the period. High-yield corporate bonds and emerging-market bonds had exceptional returns as the period came to a close, while higher-quality bonds had above-average performance. The fund's strategy of seeking returns from a variety of fixed-income sources enabled it to outperform its primary benchmark, based on results at NAV and market price. Results at NAV were in line with the average for the fund's Lipper category. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

FUND PROFILE

Putnam Master Income Trust seeks high current income, consistent with preservation of capital, by investing in a portfolio that consists of U.S. investment-grade, corporate high-yield, and international fixed-income securities. The fund may be appropriate for investors seeking high current income, asset class diversification, or both.


Market overview

During the first six months of the period, global bond prices generally rose as yields, though somewhat volatile, generally moved downward. Bonds rallied in a flight to quality in early 2004, which came as a result of evidence that the U.S. recovery would not be as strong as anticipated, and because of geopolitical concerns surrounding the terrorist bombing in Spain. However, bond prices fell sharply in April and May on reports of strong job creation, increasing economic strength, and the Federal Reserve Board's suggestion that it would raise short-term interest rates. Subsequently, the Fed raised the federal funds rate, a key short-term interest-rate benchmark, by a quarter of a point on three occasions -- in June, August, and September. These rate hikes brought the federal funds rate to 1.75% at the end of the period. (The Fed raised rates again on November 10 to 2.00%.)

In Europe, low inflation reduced the likelihood of a rate increase by the European Central Bank, and European government bonds and agency securities produced solid returns that were further enhanced by the aforementioned flight to quality. However, although both U.S. Treasuries and European government bonds performed well, investors continued to seek out alternative bond sectors that could provide higher levels of income.

High-yield corporate bonds continued to benefit from declining default rates, offering an attractive yield advantage over government bonds, and healthier balance sheets as companies retired or refinanced debt. Emerging-market bond returns were extremely strong near the end of the period, with the JP Morgan Global Diversified Emerging Markets Index returning over 9% in the final three months alone.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Government/Credit Bond Index
(U.S. Treasury and agency securities and corporate bonds)               5.57%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.53%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                       12.23%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       12.92%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.42%
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Growth Index
(international growth stocks)                                          17.38%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             11.73%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/04.
-------------------------------------------------------------------------------

Strategy overview

One of the key elements of the fund's strategy throughout the past year has been to reduce the level of risk in the portfolio. In early 2004, we reduced the emerging-market weighting significantly and pared down the fund's allocation to high-yield bonds. We also increased the average credit quality of the fund's high-yield holdings by selling lower-quality bonds and buying bonds with higher ratings. (The high-yield sector, which is generally lower in quality than other sectors such as Treasuries, has several tiers of credit quality.) In addition, after increasing the fund's allocation to corporate investment-grade bonds early in the fiscal year, we reduced those holdings almost entirely by January 2004 after they had made a solid contribution to performance.

When bond prices declined sharply in April and May 2004, the fund's lower sensitivity to interest-rate changes was beneficial for relative returns. During the bond market's subsequent rally in July, August, and September, however, the fund underperformed its peers to some extent. However, stronger relative performance during the spring downturn more than offset the weaker relative gains late in the period.

The fund benefited from its yield curve strategy in the United States. As the Federal Reserve started to raise interest rates in June, the most significant market reaction occurred in shorter-dated bonds. These yields moved significantly higher as the Fed's policy of stable rates ended. While longer-dated maturities also moved to higher yields, the changes were more moderate. The fund was positioned in advance for the yield curve flattening, and benefited significantly over the last six months.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                          as of 4/30/04       as of 10/31/04

High yield                    45.8%              41.8%

U.S. investment grade         36.5%              39.3%

International                 17.7%              18.9%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time.


How fund holdings affected performance

While the mortgage-backed securities (MBS) sector was subject to prepayment concerns associated with low mortgage rates, the management team found two types of securities within this sector that performed well -- home equity loans and manufactured housing bonds. Home equity loans, unlike mortgages, are not highly susceptible to prepayments when interest rates decline, so rate declines can help boost the performance of securities backed by these loans. Similarly, holdings backed by manufactured housing companies have benefited from a positive change in perception about the industry since the beginning of the year as a result of improving fundamentals and continued low mortgage rates. Commercial mortgage-backed securities also made a strong contribution to the fund's returns, performing well in the declining interest-rate environment.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 10/31/04)

High-Yield Sector

1  PSF Group Holdings, Inc. (0.4%)
   144A, Class A

2  Conseco Finance Securitizations Corp.
   (0.4%)
   Series 00-4, Class A6, 8.31%, 2032

3  Qwest Corp. (0.4%)
   144A notes, 9.125%, 2012

International Sector

1  Germany (Federal Republic of) (1.2%)
   Bonds, Ser. 97, 6%, 2007

2  France (Government of) (1.0%)
   Bonds, 4s, 2013

3  Germany (Federal Republic of) (0.9%)
   Bonds, Ser. 97, 6%, 2007

U.S. Investment-Grade Sector

1  Federal National Mortgage
   Association (10.1%)
   Pass-through certificates, 6.25%, TBA,
   November 1, 2034

2  U.S. Government Treasury bonds (3.9%)
   6.25%, May 15, 2030

3  Federal National Mortgage
   Association (3.2%)
   Pass-through certificates, 5%, TBA,
   November 1, 2019

Footnote reads:
These holdings represent 21.5% of the fund's net assets as of 10/31/04. The fund's holdings will change over time.

In the high-yield corporate bond portion of the fund, securities issued by subsidiaries of Edison International were among the strongest performers. Edison, which owns California's second-largest electric utility, Southern California Edison, also owns Edison Mission Energy. This subsidiary owns a portfolio of independent power plants located around the world. After poor performance in 2002, the company sold assets and shored up its balance sheet, which drove strong returns for a number of Edison Mission securities. Another top performer was diversified chemicals manufacturer Huntsman International, which benefited from a rebound in chemical prices. The company carries a significant debt load, but its cash flow has improved as commodity prices have risen. Finally, Williams Companies experienced significant capital appreciation as management strengthened the company's balance sheet by focusing on its core pipeline business, selling nonproductive assets, and paying down debt.

We sold the fund's high-yield holdings of Trico Marine, an energy service company that underperformed, and trimmed the fund's position in Dobson Communications, a wireless communications firm. Dobson has had poor financial performance, in part because of its reliance on revenues from AT&T Wireless, which has been struggling. Overall, however, the fund's high-yield corporate holdings made a significant positive contribution to its performance.

In emerging markets, the fund's holdings in Ecuador, Venezuela, and Brazil performed well, with each country allocation producing returns in excess of 20% for the 12-month period. In addition, the fund benefited from double-digit returns in Bulgaria and Colombia.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

MERGER WITH PUTNAM PREMIER INCOME TRUST PROPOSED

The fund's Trustees have approved the merger of your fund into Putnam Premier Income Trust. Putnam Premier Income Trust is a closed-end, multi-sector fixed-income fund whose objectives, strategy, and investments are substantially similar to those of your fund. The merger may result in lower expenses for shareholders of each fund due to the larger asset base of the combined fund. A prospectus/proxy statement containing more information about the proposed merger is expected to be sent to shareholders of each fund in December. Completion of the merger is subject to a number of conditions, including approval by shareholders of each fund at a joint shareholder meeting to be held on January 13, 2005.

This report is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of a proxy. To receive a free copy of the prospectus/proxy statement relating to the proposed merger (which contains important information about fees, expenses, and risk considerations), please call 1-800-255-1581. The prospectus/proxy statement is also available without charge on the SEC's Web site (www.sec.gov). Read the prospectus/proxy statement carefully before making any investment decisions.

DIVIDEND REDUCTION

Approximately 40% of the fund's portfolio is invested in high-yield securities, and this market has seen significant yield declines over the past several years. In addition, the fund's overall credit quality was upgraded from BBB to A, as the fund held more short-term investments, which paid a lower interest rate. Because the portfolio was strategically positioned for a rising interest-rate environment, the yield in the fund went down accordingly as the fund made an effort to provide income while preserving existing capital. For these reasons, the fund lowered its monthly dividend twice during the period, from $0.042 to $0.037 in January 2004, and from $0.037 to $0.032 in July 2004.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The fund's returns during the past fiscal year remained significantly higher than the historical averages for the sectors in which it invests. Economic conditions, though varying considerably over the past year, have remained generally favorable for fixed-income investing, with low inflation and moderate growth. High-yield bonds continued to benefit from declining default rates and improving balance sheets, while emerging-market countries, many of which are exporters of energy and other commodities, have benefited from high commodity prices, especially the record-high levels in the price of oil. The Fed's well-communicated policy of a measured tightening of the federal funds rate, a key short-term interest-rate benchmark, has not disrupted bond prices.

While this positive environment could continue into 2005, we remain cautious for several reasons. First, we believe the high cost of energy may act like a tax on both businesses and consumers, reducing the incentive and the ability for both to continue spending. Second, geopolitical turmoil -- including the war in Iraq, the ongoing Israeli-Palestinian conflict, and terrorist threats from Al Qaeda -- remains a wild card, which could disrupt oil supplies and cause prices to rise even further. And third, since performance has been so strong for bonds, yields are low, and credit yield spreads (the difference between lower- and higher-quality bond yields) are tight. We believe it is unlikely that bond prices will move significantly higher (and yields lower) than their current levels. We therefore believe it is prudent to remain vigilant about any possible disruptions to global economies and fixed-income markets, keeping the fund positioned defensively, while remaining well diversified in a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. D. William Kohli is the Portfolio Leader, and David Waldman is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's Portfolio Leader and Portfolio Member. Information shown is for the current and prior year ended November 30.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
D. William Kohli    2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
David Waldman       2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------

Other funds managed by the Portfolio Leader and Portfolio Member

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust. He is also a Portfolio Member of Putnam Global Income Trust.

David Waldman is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

D. William Kohli and David Waldman may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Member

Your fund's Portfolio Leader and Portfolio Member did not change during the year ended October 31, 2004.


Performance summary

This section shows your fund's performance during its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

--------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/04
--------------------------------------------------
                            NAV     Market price
--------------------------------------------------
1 year                    11.20%      7.93%
--------------------------------------------------
5 years                   48.24      53.41
Annual average             8.19       8.94
--------------------------------------------------
10 years                 107.75     102.19
Annual average             7.59       7.29
--------------------------------------------------
Annual average
Life of fund
(since 12/28/87)           8.80       7.57
--------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes.


---------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/04
---------------------------------------------------------------------------------------
                                         Citigroup                     Lipper Flexible
                          Lehman         Non-U.S.      JP Morgan       Income Funds
                          Government/    World         Global          (closed-end)
                          Credit Bond    Government    High            category
                          Index          Bond Index    Yield Index*    average+
---------------------------------------------------------------------------------------
1 year                      5.57%        12.23%         12.92%          11.31%
---------------------------------------------------------------------------------------
5 years                    46.09         40.40          44.21           41.59
Annual average              7.88          7.02           7.60            7.04
---------------------------------------------------------------------------------------
10 years                  113.16         86.08         121.96          112.93
Annual average              7.86          6.41           8.30            7.72
---------------------------------------------------------------------------------------
Annual average
Life of fund
(since 12/28/87)            8.22          7.18             --            8.62
---------------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* The JP Morgan Global High Yield Index's inception date was 12/31/93.

+ Over the 1-, 5-, and 10-year periods ended 10/31/04, there were 10 funds (for each time period) in this Lipper category.


-------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------
Distributions (number)                      12
-------------------------------------------------------------------------
Income                                      $0.571
-------------------------------------------------------------------------
Capital gains                               --
-------------------------------------------------------------------------
Total                                       $0.571
-------------------------------------------------------------------------
Share value:                                NAV           Market price
-------------------------------------------------------------------------
10/31/03                                     $7.18        $6.57
-------------------------------------------------------------------------
10/31/04                                      7.33         6.51
-------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------
Current dividend rate 1                      5.24%        5.90%
-------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


-------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDER QUARTER)
-------------------------------------------------------------------------
                                            NAV           Market price
-------------------------------------------------------------------------
1 year                                      10.77%         3.91%
-------------------------------------------------------------------------
5 years                                     46.20         47.64
Annual average                               7.89          8.10
-------------------------------------------------------------------------
10 years                                   105.44        106.57
Annual average                               7.47          7.52
-------------------------------------------------------------------------
Annual average
Life of fund
(since 12/28/87)                             8.75          7.49
-------------------------------------------------------------------------

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

Citigroup Non-U.S. World Govern ment Bond Index is an unmanaged index of government bonds from 10 countries.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S.
Treasury and agency securities and corporate bonds.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P/Citigroup World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Master Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Income Trust, including the fund's portfolio, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Income Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
December 8, 2004


The fund's portfolio
October 31, 2004

Corporate bonds and notes (38.0%) (a)
Principal amount                                                          Value

Basic Materials (4.2%)
-------------------------------------------------------------------------------
      $325,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                $355,875
       280,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                             284,200
       345,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                             349,313
        17,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                                15,980
       395,000 BCP Caylux Holdings Luxembourg SCA
               144A sr. sub.  notes 9 5/8s, 2014
               (Luxembourg)                                             442,400
       300,000 Boise Cascade, LLC 144A sr. sub.
               notes 7 1/8s, 2014                                       313,142
       156,000 Century Aluminum Co. 144A company
               guaranty 7 1/2s, 2014                                    165,360
       265,000 Codelco, Inc. 144A sr. notes 4 3/4s,
               2014 (Chile)                                             260,889
       390,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       437,775
       155,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon zero %
               (12s, 6/1/08), 2013 (STP)                                122,450
       420,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                          352,800
       283,000 Crystal US Holdings, LLC/US Sub 3
               Corp. 144A sr. disc. notes
               stepped-coupon zero % (10s,
               10/1/09), 2014 (STP)                                     178,998
       415,000 Dow Chemical Co. (The) notes 5 3/4s,
               2009                                                     447,083
       115,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                     126,500
       910,000 Equistar Chemicals LP/Equistar
               Funding Corp. company  guaranty
               10 1/8s, 2008                                          1,041,950
       240,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                     265,200
       500,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                     576,250
        45,000 Georgia-Pacific Corp. sr. notes 8s,
               2024                                                      52,088
       365,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                   421,575
       550,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            665,500
       105,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 11.86s, 2008                               112,350
       125,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                144,375
       426,000 Huntsman Co., LLC sr. disc. notes
               zero %, 2008                                             272,640
       278,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   292,248
       845,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                       458,413
EUR    212,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                           283,125
      $215,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                            253,431
       160,000 Huntsman, LLC 144A company guaranty
               11 1/2s, 2012                                            180,000
       126,000 Innophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                             135,765
        70,000 International Steel Group, Inc. sr.
               notes 6 1/2s, 2014                                        74,900
       765,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                    851,063
        20,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                     21,800
       105,000 Jefferson Smurfit Corp. company
               guaranty company  guaranty 8 1/4s,
               2012                                                     116,550
        30,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                            28,050
        40,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      47,150
       400,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    436,000
       320,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                             351,200
        45,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                    51,300
EUR    235,000 MDP Acquisitions PLC sr. notes
               Ser. EUR, 10 1/8s, 2012 (Ireland)                        337,902
      $203,230 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                            236,763
       740,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    825,100
EUR     40,000 Nalco Co. sr. notes 7 3/4s, 2011                          54,590
EUR     40,000 Nalco Co. sr. sub. notes 9s, 2013                         53,954
      $565,000 Nalco Co. sr. sub. notes 8 7/8s,
               2013                                                     619,381
       305,000 Norske Skog Canada, Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                    317,200
       233,383 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       240,384
        73,902 Pioneer Companies, Inc. sec. FRN
               5.475s, 2006                                              74,272
        70,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                    72,975
EUR    235,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                        318,026
      $370,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                    408,850
        81,826 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                           80,189
       305,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             342,363
       120,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                             132,600
        80,000 Stone Container Finance 144A company
               guaranty  7 3/8s, 2014 (Canada)                           85,400
       475,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                            541,500
       215,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                             232,200
       274,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                             313,730
        22,805 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                            16,648
        44,328 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                            32,359
       105,000 WHX Corp. sr. notes 10 1/2s, 2005                         97,650
                                                                 --------------
                                                                     16,419,724

Capital Goods (3.0%)
-------------------------------------------------------------------------------
       280,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                             285,250
       520,612 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                               5
       645,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 8 1/2s,
               2008                                                     677,250
        93,000 Allied Waste North America, Inc.
               sec. notes 6 1/2s, 2010                                   89,513
       169,000 Amsted Industries, Inc. 144A sr.
               notes 10 1/4s, 2011                                      185,900
       295,000 Argo-Tech Corp. 144A sr. notes
               9 1/4s, 2011                                             321,550
       335,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                             345,609
       245,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                         247,450
        70,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                    80,500
       252,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                     274,365
       350,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                         301,000
       398,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                       393,025
EUR     58,000 Crown Euro Holdings SA 144A notes
               6 1/4s, 2011 (France)                                     75,024
EUR     45,000 Crown Holdings SA bonds 10 1/4s,
               2011 (France)                                             65,248
      $475,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                            564,063
       152,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                                 173,280
       991,000 Decrane Aircraft Holdings Co.
               company guaranty zero %, 2008                            376,580
       380,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                             420,850
       333,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                                 389,610
EUR    195,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                           292,540
       297,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                            333,383
       365,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     383,250
       505,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                         527,725
       275,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                     319,000
       120,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                    132,600
       220,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                    228,250
       385,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                 441,788
        40,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                    46,150
EUR     95,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   134,726
      $120,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                             128,700
       115,000 Mueller Group, Inc. sec. FRN 6.444,
               2011                                                     118,450
       140,000 Mueller Group, Inc. sr. sub. notes
               10s, 2012                                                151,200
       300,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                    330,000
       280,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                    304,500
       565,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                             637,038
       275,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                     295,625
       139,000 Ploypore, Inc. 144A sr. sub. notes
               8 3/4s, 2012                                             145,255
       630,000 Sequa Corp. sr. notes 9s, 2009                           702,450
       125,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    115,938
       107,000 Solo Cup Co. sr. sub. notes 8 1/2s,
               2014                                                     105,128
        57,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                     43,035
       245,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                             233,669
       100,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                     112,000
       380,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                            429,400
                                                                 --------------
                                                                     11,957,872

Communication Services (3.1%)
-------------------------------------------------------------------------------
       173,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                       200,680
       145,000 Alamosa Delaware, Inc. company
               guaranty  stepped-coupon zero %
               (12s, 7/31/05), 2009 (STP)                               154,425
       170,000 Alamosa Delaware, Inc. sr. notes
               8 1/2s, 2012                                             180,200
       105,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                     87,675
       195,000 American Tower Corp. sr. notes
               7 1/2s, 2012                                             203,775
       405,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                    430,313
       300,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                     24,000
       475,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                           515,375
        80,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                               70,000
        23,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                     23,058
       440,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                             420,200
       215,000 Cincinnati Bell, Inc. sr. sub. notes
               7 1/4s, 2023                                             197,800
       566,000 Citizens Communications Co. notes
               9 1/4s, 2011                                             650,900
       191,573 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                              19
       410,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       465,350
       140,000 Eircom Funding notes 8 1/4s, 2013
               (Ireland)                                                155,750
       210,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                 224,700
       186,311 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                                19
       117,944 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               107,329
       455,000 Inmarsat Finance PLC company
               guaranty 7 5/8s,  2012 (United
               Kingdom)                                                 459,550
       160,000 iPCS, Inc. 144A sr. notes 11 1/2s,
               2012                                                     174,400
       300,000 Level 3 Financing, Inc. 144A sr.
               notes 10 3/4s, 2011                                      258,000
       390,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      415,350
       557,000 MCI, Inc. sr. notes 7.735s, 2014                         536,809
       137,000 MCI, Inc. sr. notes 6.688s, 2009                         135,116
         3,000 MCI, Inc. sr. notes 5.908s, 2007                           2,993
       795,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       882,450
       840,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                        858,900
        20,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             23,050
       675,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                             739,125
       264,000 Qwest Communications International,
               Inc. 144A sr.  notes 7 1/2s, 2014                        254,760
     1,300,000 Qwest Corp. 144A notes 9 1/8s, 2012                    1,465,750
       195,000 Qwest Services Corp. 144A notes
               14 1/2s, 2014                                            241,800
        95,000 Rogers Cantel, Ltd. debs. 9 3/4s,
               2016 (Canada)                                            109,250
       145,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                    165,300
       170,000 Rural Cellular Corp. sr. sub. notes
               9 3/4s, 2010                                             146,200
       175,000 SBA Telecommunications Inc./SBA
               Communication Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011 (STP)                                    147,438
       365,000 TSI Telecommunication Services, Inc.
               company guaranty  Ser. B, 12 3/4s,
               2009                                                     408,800
       195,000 UbiquiTel Operating Co. sr. notes
               9 7/8s, 2011                                             211,088
       128,000 UbiquiTel Operating Co. 144A sr.
               notes 9 7/8s, 2011                                       138,560
       290,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                             308,850
                                                                 --------------
                                                                     12,195,107

Consumer Cyclicals (8.6%)
-------------------------------------------------------------------------------
       121,000 Advertising Direct 144A sr. notes
               9 1/4s, 2012 (Canada)                                    126,294
       155,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                   176,700
       350,000 Argosy Gaming Co. sr. sub. notes 7s,
               2014                                                     372,750
       240,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                      234,000
       475,000 Autonation, Inc. company guaranty
               9s, 2008                                                 546,250
        80,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                     88,200
       315,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                             354,375
        85,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                              93,713
        75,000 Boyd Gaming Corp. sr. sub. notes
               6 3/4s, 2014                                              78,656
       180,000 Building Materials Corp. company
               guaranty 8s, 2008                                        184,050
       190,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                  212,800
       650,000 Coinmach Corp. sr. notes 9s, 2010                        672,750
       420,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                   420,000
        55,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                  62,013
       350,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                     399,000
        80,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                      86,200
       220,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                     220,550
        90,000 Dana Corp. notes 10 1/8s, 2010                           101,475
       300,000 Dana Corp. notes 9s, 2011                                356,250
        50,000 Dana Corp. notes 7s, 2029                                 49,000
       155,000 Dana Corp. notes 6 1/2s, 2009                            163,138
       305,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                            324,825
        85,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                89,250
       285,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                  282,863
       240,472 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                                  24
DEM    688,142 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                               45
      $600,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes  Ser. B,
               8 1/2s, 2010                                             684,000
       275,000 Dex Media, Inc. disc. notes zero %,
               2013                                                     209,000
       310,000 Dex Media, Inc. notes 8s, 2013                           331,700
       100,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                            103,125
        19,000 FelCor Lodging LP company guaranty
               10s, 2008 (R)                                             19,950
       121,000 FelCor Lodging LP company guaranty
               9s, 2008 (R)                                             136,125
       260,000 Finlay Fine Jewelry Corp. sr. notes
               8 3/8s, 2012                                             284,050
       375,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                                 404,063
       770,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       729,575
       110,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                       106,700
       153,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                        157,208
       753,572 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                    949,501
       530,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                            547,225
       151,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                         159,305
       410,000 Host Marriott LP 144A sr. notes 7s,
               2012 R                                                   442,800
       180,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                             195,300
       454,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                   376,820
       345,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                     372,600
       150,000 Inn of the Mountain Gods sr. notes
               12s, 2010                                                174,000
       275,000 ITT Corp. debs. 7 3/8s, 2015                             310,750
       320,000 ITT Corp. notes 6 3/4s, 2005                             329,600
       515,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                     596,113
        95,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                     107,825
       235,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                     250,863
        15,000 JC Penney Co., Inc. notes 8s, 2010                        17,175
       841,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels  Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                           967,150
       283,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon  zero %
               (10 1/4s, 12/1/08), 2013 (STP)                           199,515
       617,000 Jostens IH Corp. 144A company
               guaranty 7 5/8s, 2012                                    638,595
        75,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                            86,625
       310,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                            345,650
       205,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                            207,563
       160,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                       164,000
       190,000 K2, Inc. 144A sr. notes 7 3/8s, 2014                     207,100
       720,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                      828,000
       305,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                             330,925
       541,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            558,583
       235,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                             244,694
       380,000 MeriStar Hospital Corp. company
               guaranty 9 1/8s, 2011 (R)                                404,700
       205,000 MeriStar Hospital Corp. company
               guaranty 9s, 2008 (R)                                    215,250
       160,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                             178,400
        85,000 Meritage Corp. sr. notes 7s, 2014                         87,231
       215,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                     219,300
       240,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                     229,200
       425,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                             488,750
       260,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                                 269,100
        96,000 Mirage Resorts, Inc. debs. 7 1/4s,
               2017                                                      99,840
       231,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                  241,973
       115,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                            56,350
       460,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                           225,400
       245,000 Oxford Industries, Inc. sr. notes
               8 7/8s, 2011                                             264,600
       490,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       554,925
       265,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           297,794
       200,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  230,250
       500,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       551,250
       120,000 Phillips-Van Heusen Corp. sr. notes
               7 1/4s, 2011                                             125,700
       300,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                  318,750
       135,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                  139,388
       590,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                             615,075
       435,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                     436,088
       195,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                             202,313
       375,000 Resorts International Hotel and
               Casino, Inc. company  guaranty
               11 1/2s, 2009                                            432,188
        70,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                     79,450
       500,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                   567,500
       250,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             305,625
       360,000 Russell Corp. company guaranty
               9 1/4s, 2010                                             387,000
       597,000 Saks, Inc. company guaranty 7s, 2013                     605,955
       640,000 Samsonite Corp. sr. sub. notes
               8 7/8s, 2011                                             681,600
       210,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                            241,500
       585,000 Sealy Mattress Co. sr. sub. notes
               8 1/4s, 2014                                             618,638
       225,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                             245,250
        25,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 7/8s, 2012                       29,313
       210,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 3/8s, 2007                      226,013
       245,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                     256,025
       275,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                             292,188
       180,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                   202,500
       120,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                        130,800
EUR     80,000 Teksid Aluminum 144A company
               guaranty 11 3/8s,  2011 (Luxembourg)                      89,287
      $410,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                    477,650
       281,000 THL Buildco, Inc. (Nortek, Inc.)
               144A sr. sub. notes 8 1/2s, 2014                         297,860
       655,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                           574,763
       270,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                    300,375
       470,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    512,300
       390,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                            405,600
       435,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    483,938
       214,000 William Carter Holdings Co. (The)
               company guaranty  Ser. B, 10 7/8s,
               2011                                                     245,030
       295,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                            277,669
        36,000 Yell Finance BV sr. notes 10 3/4s,
               2011 (Netherlands)                                        41,346
                                                                 --------------
                                                                     33,927,934

Consumer Staples (5.0%)
-------------------------------------------------------------------------------
        50,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                     42,750
       250,000 Adelphia Communications Corp. sr.
               notes 10 7/8s,  2010 (In default)
               (NON)                                                    218,125
        30,000 Adelphia Communications Corp. sr.
               notes 9 3/8s,  2009 (In default)
               (NON)                                                     26,250
       110,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                            94,050
       405,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                           339,188
       290,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                                 310,300
       350,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                       374,500
       295,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                      283,200
       104,050 Archibald Candy Corp. company
               guaranty 10s,  2007 (In default)
               (NON) (PIK)                                               41,620
       350,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       381,063
       140,000 ASG Consolidated LLC/ASG Finance,
               Inc. 144A sr. disc. notes
               stepped-coupon zero % (11 1/2s,
               11/1/08), 2011                                            89,250
       300,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       336,000
       265,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                    295,475
       225,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                     132,188
       285,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                     183,825
       300,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                            250,500
       440,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                            371,800
       225,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                            184,500
       955,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes 10s,
               2011                                                     764,000
        50,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes 8 5/8s,
               2009                                                      40,250
       350,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 395,500
       530,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               3/15/09), 2014 (STP)                                     374,975
       210,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               229,950
       230,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                     244,663
       202,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                             219,675
       548,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                             567,180
       347,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                     365,218
       120,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                     132,600
       305,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                             343,888
     1,162,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                      5,084
       430,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                             427,850
       145,000 Dole Food Co. sr. notes 8 7/8s, 2011                     160,588
       105,000 Dole Food Co. sr. notes 8 5/8s, 2009                     116,288
       266,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                             291,270
       400,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                     414,500
       383,000 Echostar DBS Corp. 144A company
               guaranty 6 5/8s, 2014                                    388,745
       174,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                    185,528
       718,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                       662,355
       195,000 Jean Coutu Group, Inc. 144A sr.
               notes 7 5/8s, 2012 (Canada)                              206,213
       385,000 Jean Coutu Group, Inc. 144A sr. sub.
               notes 8 1/2s,  2014 (Canada)                             392,700
       480,000 Kabel Deutsheland GmbH 144A sr.
               notes 10 5/8s,  2014 (Germany)                           537,600
        20,707 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                19,879
       105,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                      97,388
       490,000 News America Holdings, Inc. company
               guaranty  9 1/4s, 2013                                   634,111
       195,000 North Atlantic Trading Co. sr. notes
               9 1/4s, 2012                                             189,150
       453,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                              428,085
        78,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                               73,710
       445,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    468,363
       415,000 Playtex Products, Inc. sec. notes
               8s, 2011                                                 453,388
       405,000 Prestige Brands, Inc. 144A sr. sub.
               notes 9 1/4s, 2012                                       409,050
        10,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                              9,700
       305,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   353,038
       391,000 Rainbow National Services, LLC 144A
               sr. notes 8 3/4s, 2012                                   418,370
       405,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                   358,425
       305,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                             337,788
        20,000 Rite Aid Corp. debs. 6 7/8s, 2013                         17,900
        40,000 Rite Aid Corp. notes 7 1/8s, 2007                         40,400
       205,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                     218,838
       270,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                     281,475
        20,000 Rite Aid Corp. 144A notes 6s, 2005                        20,200
       470,000 Sbarro, Inc. company guaranty 11s,
               2009                                                     445,913
       140,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                             147,700
       527,000 Six Flags, Inc. sr. notes 9 5/8s,
               2014                                                     503,285
       397,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     383,105
       202,000 United Rentals (North America), Inc.
               company guaranty  6 1/2s, 2012                           199,980
       155,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                    162,750
       540,000 Vivendi Universal SA sr. notes
               6 1/4s, 2008 (France)                                    587,250
       390,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    374,400
       404,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       424,200
       200,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                       194,000
                                                                 --------------
                                                                     19,673,045

Energy (4.0%)
-------------------------------------------------------------------------------
       540,000 Arch Western Finance, LLC sr. notes
               6 3/4s, 2013                                             573,750
       185,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                       196,563
       115,000 Belden & Blake Corp. 144A sec. notes
               8 3/4s, 2012                                             124,200
       263,000 Bluewater Finance, Ltd. company
               guaranty 10 1/4s, 2012 (Cayman
               Islands)                                                 290,615
       350,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             369,250
       300,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014 (Canada)                                    319,500
       180,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                        207,225
       142,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                    157,620
       626,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                             697,990
       157,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                                 170,345
       275,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                             284,625
       380,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                             423,700
       295,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                    327,450
       140,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                       143,500
       390,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                    422,175
       185,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             203,038
       695,000 Forest Oil Corp. sr. notes 8s, 2011                      792,300
       115,000 Forest Oil Corp. sr. notes 8s, 2008                      127,363
       215,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                     239,725
       195,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                             214,500
       290,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                             246,500
       190,000 Hanover Equipment Trust sec. notes
               Ser. B, 8 3/4s, 2011                                     209,950
       224,000 Harvest Operations Corp. 144A sr.
               notes 7 7/8s, 2011 (Canada)                              232,120
       265,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                      292,163
       195,000 KCS Energy, Inc. sr. notes 7 1/8s,
               2012                                                     203,775
       250,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                             256,875
       416,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                     433,680
       380,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                             434,625
       193,000 Newfield Exploration Co. 144A sr.
               sub. notes 6 5/8s, 2014                                  206,993
       255,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                    263,925
       311,190 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                        334,677
       190,000 Pacific Energy Partners/Pacific
               Energy Finance Corp. 144A sr. notes
               7 1/8s, 2014                                             206,150
       121,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                    128,260
       405,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                             405,000
       335,000 Pemex Project Funding Master Trust
               company guaranty  8 5/8s, 2022                           384,413
       300,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                                 342,000
       630,000 Petroleos Mexicanos company guaranty
               9 1/2s, 2027 (Mexico)                                    771,750
       550,000 Petronas Capital, Ltd. company
               guaranty 7 7/8s, 2022 (Malaysia)                         673,090
       125,000 Petronas Capital, Ltd. company
               guaranty 7s, 2012 (Malaysia)                             143,438
       310,000 Plains Exploration & Production Co.
               company guaranty  Ser. B, 8 3/4s,
               2012                                                     350,300
       230,000 Plains Exploration & Production Co.
               sr. notes 7 1/8s, 2014                                   255,300
       160,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                              180,800
       350,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     385,875
       453,000 Pride International, Inc. 144A sr.
               notes 7 3/8s, 2014                                       509,625
       320,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                    340,800
       170,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default) (NON)                       2
       401,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                      385,963
       202,260 Star Gas Propane 1st mtge. 8.04s,
               2009                                                     220,463
        80,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                        85,600
       170,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                             190,400
        80,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        86,400
                                                                 --------------
                                                                     15,446,346

Financial (1.2%)
-------------------------------------------------------------------------------
     1,045,000 China Development Bank notes 4 3/4s,
               2014                                                   1,032,983
       165,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                   170,363
       420,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                   454,650
       538,000 E*Trade Finance Corp. 144A sr.
               notes 8s, 2011                                           567,590
       736,890 Finova Group, Inc. notes 7 1/2s,
               2009                                                     335,285
       305,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         351,523
        70,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                  76,130
       230,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                                 243,670
       905,000 VTB Bank (VTB Capital) 144A notes
               7 1/2s, 2011 (Luxembourg)                                936,675
       290,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                             330,600
                                                                 --------------
                                                                      4,499,469

Health Care (3.0%)
-------------------------------------------------------------------------------
       195,000 Alderwoods Group, Inc. 144A sr.
               notes 7 3/4s, 2012                                       210,600
       315,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                    341,775
       310,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             340,225
       535,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                     547,038
       185,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                            208,125
       285,000 Extendicare Health Services, Inc.
               sr. sub. notes 6 7/8s, 2014                              292,838
       115,000 HCA, Inc. debs. 7.19s, 2015                              120,899
       640,000 HCA, Inc. notes 8.36s, 2024                              688,275
       150,000 HCA, Inc. notes 7.69s, 2025                              151,532
       445,000 HCA, Inc. notes 7s, 2007                                 471,384
       297,000 HCA, Inc. notes 5 3/4s, 2014                             287,995
       540,000 Healthsouth Corp. notes 7 5/8s, 2012                     523,800
       255,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                     260,100
       130,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                     129,350
       110,000 Healthsouth Corp. sr. notes 7s, 2008                     109,450
       195,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                            195,000
       130,735 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                               141,521
       305,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                    353,038
       455,000 MQ Associates, Inc. 144A sr. disc.
               notes zero %, 2012                                       300,300
       405,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                             409,050
       396,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                           456,390
       410,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                       463,300
        70,000 Service Corp. International debs.
               7 7/8s, 2013                                              76,300
        40,000 Service Corp. International notes
               7.2s, 2006                                                41,800
        15,000 Service Corp. International notes
               6 7/8s, 2007                                              15,863
        60,000 Service Corp. International notes
               6 1/2s, 2008                                              63,000
       145,000 Service Corp. International notes
               7.7s, 2009                                               159,138
       415,000 Service Corp. International/US 144A
               sr. notes 7s, 2016                                       427,450
       390,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                            428,025
       220,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                     207,900
        10,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                               9,075
       265,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                             241,813
       475,000 Tenet Healthcare Corp. 144A sr.
               notes 9 7/8s, 2014                                       497,563
       435,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                     465,450
       693,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                                 710,325
       285,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                  290,700
       135,000 US Oncology, Inc. 144A sr. notes 9s,
               2012                                                     145,800
       100,000 US Oncology, Inc. 144A sr. sub.
               notes 10 3/4s, 2014                                      109,000
       227,000 Vanguard Health Holding Co. II, LLC
               144A sr. sub. notes 9s, 2014                             237,215
       165,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                191,813
        94,000 Ventas Realty LP/Capital Corp. 144A
               sr. notes 6 5/8s, 2014                                    95,880
       185,000 VWR International, Inc. 144A sr.
               notes 6 7/8s, 2012                                       195,638
                                                                 --------------
                                                                     11,611,733

Technology (1.4%)
-------------------------------------------------------------------------------
       281,000 Advanced Micro Devices, Inc. 144A
               sr. notes 7 3/4s, 2012                                   281,703
       242,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                   283,745
       395,000 Celestica, Inc. sr.sub. notes
               7 7/8s, 2011 (Canada)                                    422,650
       390,000 Freescale Semiconductor, Inc. 144A
               sr. notes 7 1/8s, 2014                                   413,400
       130,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             140,725
       295,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                             303,850
        40,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                              34,200
       555,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                              476,606
        30,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                              30,750
       205,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                            209,613
       275,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                       310,750
       175,000 SCG Holding Corp. 144A notes zero %,
               2011                                                     238,000
       235,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                 253,800
       435,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                     487,200
       420,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                        420,000
       215,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                     226,288
       615,000 Xerox Corp. sr. notes 7 5/8s, 2013                       676,500
       110,000 Xerox Corp. sr. notes 6 7/8s, 2011                       117,425
                                                                 --------------
                                                                      5,327,205

Transportation (0.5%)
-------------------------------------------------------------------------------
       295,000 American Airlines, Inc. pass-through
               certificates  Ser. 01-1, 6.817s,
               2011                                                     265,500
       530,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            431,950
       500,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                            556,250
       100,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                            104,000
       310,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                    306,900
       127,385 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                     128,818
       100,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                           114,500
                                                                 --------------
                                                                      1,907,918

Utilities & Power (4.0%)
-------------------------------------------------------------------------------
        30,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      34,650
        17,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                      18,828
       420,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                     488,250
       595,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                             684,994
       290,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                             326,975
       180,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                      207,000
       431,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                             316,785
       150,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                       162,251
       120,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                           143,455
        50,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                     50,187
       500,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                     557,500
       120,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                     136,200
       100,000 CMS Energy Corp. sr. notes 7 3/4s,
               2010                                                     109,500
       340,000 DPL, Inc. sr. notes 6 7/8s, 2011                         370,600
       160,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                             154,800
       780,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                      908,700
       200,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                             202,000
       310,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                             298,375
       145,000 Edison Mission Energy sr. notes 10s,
               2008                                                     169,288
         5,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                               5,913
       210,000 El Paso Corp. sr. notes 7 3/8s, 2012                     212,100
       505,000 El Paso Corp. sr. notes Ser. Medium
               Term Note (MTN), 7 3/4s, 2032                            464,600
       105,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                             117,600
       535,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                            557,738
       345,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance sr.  notes 6 3/4s,
               2014                                                     357,075
       115,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                     118,715
       680,000 Midwest Generation, LLC sec. sr.
               notes 8 3/4s, 2034                                       770,100
       450,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                      570,375
       215,000 Monongahela Power Co. 144A 1st.
               mtge. 6.7s, 2014                                         233,497
       360,000 Nevada Power Co. 2nd mtge. 9s, 2013                      419,400
       545,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                    611,081
        35,000 Northwestern Corp. debs. 6.95s, 2028
               (In default) (NON)                                        30,800
        60,000 Northwestern Corp. notes 8 3/4s,
               2012 (In default) (NON)                                   52,800
       173,000 Norwest Corp./OLD 144A sec. notes
               5 7/8s, 2014                                             177,325
     1,080,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                               1,189,350
       310,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                390,600
       460,000 PG&E Corp. sec. notes 6 7/8s, 2008                       499,100
        85,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                          88,294
       330,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                             353,100
       260,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                     280,150
        80,000 Sierra Pacific Power Co. general
               ref. mtge. 6 1/4s, 2012                                   82,800
       490,000 Sierra Pacific Resources sr. notes
               8 5/8s, 2014                                             556,150
        50,000 Southern California Edison Co. notes
               6 3/8s, 2006                                              52,084
       170,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                     199,325
       100,000 Teco Energy, Inc. notes 7.2s, 2011                       109,000
       150,000 Teco Energy, Inc. notes 7s, 2012                         162,000
        40,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                      38,600
       211,000 Tennessee Gas Pipeline Co. unsecd.
               notes 7 1/2s, 2017                                       225,770
        50,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                        53,000
       470,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s,  2011
               (Canada)                                                 489,975
       196,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                              220,500
       215,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                             244,465
        80,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                              90,800
        80,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                              94,000
       290,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                             326,250
       131,272 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                         13
                                                                 --------------
                                                                     15,784,783
                                                                 --------------
               Total Corporate bonds and notes
               (cost $140,980,827)                                 $148,751,136

Foreign government bonds and notes (12.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
EUR  2,000,000 Austria (Republic of) 144A notes
               Ser. EMTN, 3.8s, 2013                                 $2,536,423
USD    360,000 Brazil (Federal Republic of) bonds
               10 1/2s, 2014                                            403,020
USD  1,010,000 Brazil (Federal Republic of) bonds
               10 1/8s, 2027                                          1,073,125
USD    925,000 Brazil (Federal Republic of) bonds
               8 7/8s, 2019                                             915,750
USD    496,000 Bulgaria (Republic of) 144A bonds
               8 1/4s, 2015                                             620,000
CAD  1,005,000 Canada (Government of) bonds 5 1/2s,
               2010                                                     883,114
CAD    410,000 Canada (Government of) bonds
               Ser. WL43, 5 3/4s, 2029                                  373,354
USD    235,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                            255,563
USD    475,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                   536,750
USD  1,150,000 Colombia (Republic of) notes
               10 3/4s, 2013                                          1,331,125
USD    175,000 Dominican (Republic of) notes 9.04s,
               2013                                                     141,750
USD    795,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 8s, 2030                       671,775
USD    220,000 El Salvador (Republic of) bonds
               8 1/4s, 2032                                             221,430
USD    150,000 El Salvador (Republic of) 144A bonds
               8 1/4s, 2032                                             150,975
USD    155,000 El Salvador (Republic of) 144A bonds
               7 5/8s, 2034                                             157,170
EUR    760,000 France (Government of) bonds 5 3/4s,
               2032                                                   1,146,440
EUR  1,470,000 France (Government of) bonds 5 1/2s,
               2010                                                   2,082,838
EUR  3,200,000 France (Government of) bonds 4s,
               2013                                                   4,139,271
EUR    440,000 France (Government of) deb. 4s, 2009                     580,343
EUR  3,310,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                      4,572,048
EUR  2,480,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                      3,384,577
EUR    730,000 Hellenic Greece (Republic of) bonds
               3 1/2s, 2008                                             945,571
USD    100,000 Indonesia (Republic of) FRN 2.005s,
               2006                                                      97,000
USD    250,000 Indonesia (Republic of) FRN 2.005s,
               2005                                                     246,875
USD    760,000 Indonesia (Republic of) 144A sr.
               notes 6 3/4s, 2014                                       743,660
NZD  2,970,000 New Zealand (Government of) bonds
               Ser. 1106, 8s, 2006                                    2,105,321
NZD  3,152,000 New Zealand (Government of) bonds
               Ser. 709, 7s, 2009                                     2,238,645
USD    200,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                     199,400
USD    280,000 Philippines (Republic of) notes
               10 5/8s, 2025                                            293,020
USD    545,000 Philippines (Republic of) sr. notes
               8 7/8s, 2015                                             534,100
USD  3,341,250 Russia (Federation of) 144A unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                   3,346,262
USD    520,000 Russia (Ministry of Finance) deb.
               Ser. V, 3s, 2008                                         481,000
USD  1,030,000 South Africa (Republic of) notes
               7 3/8s, 2012                                           1,176,775
USD    465,000 South Africa (Republic of) notes
               6 1/2s, 2014                                             505,223
SEK 14,640,000 Sweden (Government of) bonds Ser.
               3101, 4s, 2008                                         2,570,353
SEK 16,800,000 Sweden (Government of) debs. Ser.
               1041, 6 3/4s, 2014                                     2,823,428
USD    154,004 Ukraine (Government of) sr. notes
               Ser. REGS, 11s, 2007                                     167,403
USD    400,000 Ukraine (Government of) 144A bonds
               7.65s, 2013                                              411,600
USD    575,000 Ukraine (Government of) 144A unsub.
               notes 6 7/8s, 2011                                       580,060
USD  1,395,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                   1,613,318
USD    215,000 Venezuela (Republic of) bonds
               9 3/8s, 2034                                             219,623
USD    255,000 Venezuela (Republic of) notes
               10 3/4s, 2013                                            294,525
USD    190,000 Venezuela (Republic of) notes
               8 1/2s, 2014                                             193,563
USD    415,000 Venezuela (Republic of) unsub. bonds
               5 3/8s, 2010                                             379,518
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $42,217,300)                             $48,343,084

Asset-backed securities (8.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $97,885 ABSC NIMS Trust 144A Ser. 03-HE5,
               Class A, 7s, 2033                                        $98,374
               Aegis Asset Backed Securities Trust
               144A
        55,377 Ser. 04-1N, Class Note, 5s, 2034                          55,256
               Aegis Asset Backed Securities Trust
               144A
       128,285 Ser. 04-2N, Class N1, 4 1/2s, 2034                       127,543
       102,601 Ser. 04-4N, Class Note, 5s, 2034                         102,562
       164,000 Ameriquest Finance NIM Trust 144A
               Ser. 04-RN9, Class N2, 10s, 2034                         151,905
     1,751,818 Amortizing Residential Collateral
               Trust Ser. 02-BC1, Class A,
               Interest Only (IO), 6s, 2005                              33,953
        32,290 AQ Finance NIM Trust 144A Ser.
               03-N9A, Class Note, 7.385s, 2033                          32,451
               Arcap REIT, Inc. 144A
       208,000 Ser. 03-1A, Class E, 7.11s, 2038                         223,340
       116,000 Ser. 04-1A, Class E, 6.42s, 2039                         118,773
               Argent NIM Trust 144A
        54,711 Ser. 03-N6, Class A, 6.4s, 2034
               (Cayman Islands)                                          54,848
        35,695 Ser. 04-WN2, Class A, 4.55s, 2034
               (Cayman Islands)                                          35,561
               Asset Backed Funding Corp. NIM Trust
               144A
        84,000 Ser. 04-0PT1, Class N2, 6.9s, 2033
               (Cayman Islands)                                          84,000
       116,000 Ser. 04-0PT5, Class N1, 4 1/2s, 2034
               (Cayman Islands)                                         115,992
       168,766 Ser. 04-FF1, Class N1, 5s, 2034
               (Cayman Islands)                                         168,211
        25,000 Ser. 04-FF1, Class N2, 5s, 2034
               (Cayman Islands)                                          24,918
       136,000 Ser. 04-HE1, Class N2, 8s, 2034
               (Cayman Islands)                                         132,140
       169,350 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A,  Class G1, 2.61s,
               2033                                                     169,985
       260,000 Bank One Issuance Trust FRB Ser.
               03-C4, Class C4, 2.9s, 2011                              264,836
    10,501,963 Bayview Financial Acquisition Trust
               Ser. 03-X, Class A, IO,  0.9s, 2006                      183,341
               Bear Stearns Asset Backed Securities
               NIM Trust 144A
       218,859 Ser. 04-HE6, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                         218,551
       169,749 Ser. 04-HE7N, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                         169,749
       155,000 Bear Stearns Asset Backed
               Securities, Inc. Ser. 04-FR3,  Class
               M6, 5.21s, 2034                                          155,000
               Bombardier Capital Mortgage Securitization Corp.
       393,392 Ser. 99-B, Class A3, 7.18s, 2015                         307,829
       447,597 Ser. 99-B, Class A4, 7.3s, 2016                          351,452
               CARSSX Finance, Ltd. 144A
       100,000 FRB Ser. 04-AA, Class B3, 5.22s,
               2011 (Cayman Islands)                                    100,050
       100,000 FRB Ser. 04-AA, Class B4, 7.37s,
               2011 (Cayman Islands)                                    100,050
       370,000 Chase Credit Card Master Trust FRB
               Ser. 03-3, Class C,  2.95s, 2010                         378,343
        64,539 Chase Funding Net Interest Margin
               144A Ser. 03-4A,  Class Note,
               6 3/4s, 2036                                              64,700
               CHEC NIM Ltd., 144A
       195,000 Ser. 04-2, Class N1, 4.45s, 2034
               (Cayman Islands)                                         193,887
        51,000 Ser. 04-2, Class N2, 8s, 2034
               (Cayman Islands)                                          50,997
        31,000 Ser. 04-2, Class N3, 8s, 2034
               (Cayman Islands)                                          26,660
               Conseco Finance Securitizations Corp.
       187,542 Ser. 00-2, Class A4, 8.48s, 2030                         191,203
     1,673,000 Ser. 00-4, Class A6, 8.31s, 2032                       1,467,537
       513,572 Ser. 00-6, Class M2, 8.2s, 2032                           69,332
       145,000 Ser. 01-04, Class A4, 7.36s, 2033                        150,641
       479,000 Ser. 01-1, Class A5, 6.99s, 2032                         459,619
         9,000 Ser. 01-3, Class A3, 5.79s, 2033                           9,224
     1,001,000 Ser. 01-3, Class A4, 6.91s, 2033                       1,005,805
       200,000 Ser. 01-3, Class M2, 7.44s, 2033                          38,000
       471,584 Ser. 01-4, Class B1, 9.4s, 2033                           63,664
               Conseco Finance Securitizations Corp.
     1,245,917 Ser. 02-1, Class A, 6.681s, 2033                       1,306,392
       159,000 FRB Ser. 01-4, Class M1, 3.59s, 2033                      65,826
       394,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A,  Class A,
               3.919s, 2007                                             399,429
               Countrywide Asset Backed
               Certificates 144A
       833,198 Ser. 04-6N, Class N1, 6 1/4s, 2035                       832,364
       127,424 Ser. 04-BC1N, Class Note, 5 1/2s,
               2035                                                     126,906
       235,000 Crest, Ltd. 144A Ser. 03-2A, Class
               E2, 8s, 2038                                             237,791
       230,000 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class E, 7.827s, 2039                           238,194
               First Franklin NIM Trust 144A
        99,349 Ser. 03-FF3A, Class A, 6 3/4s, 2033                       98,963
       195,000 Ser. 04-FF10, Class N1, 4 1/2s, 2034
               (Cayman Islands)                                         194,987
               Fremont NIM Trust 144A
        28,382 Ser. 03-B, Class Note, 5.65s, 2033                        28,311
       192,969 Ser. 04-A, Class Note, 4 3/4s, 2034                      192,390
               Granite Mortgages PLC
       190,000 FRB Ser. 02-1, Class 1C, 3.379s,
               2042 (United Kingdom)                                    192,983
EUR    780,000 FRB Ser. 03-2, Class 2C1, 5.2s, 2043
               (United Kingdom)                                       1,021,249
GBP    585,000 FRB Ser. 03-2, Class 3C, 6.444s,
               2043 (United Kingdom)                                  1,098,895
               Green Tree Financial Corp.
      $198,308 Ser. 94-4, Class B2, 8.6s, 2019                          139,034
       479,607 Ser. 94-6, Class B2, 9s, 2020                            385,484
       200,900 Ser. 95-4, Class B1, 7.3s, 2025                          189,473
       194,980 Ser. 95-8, Class B1, 7.3s, 2026                          150,134
        83,644 Ser. 95-F, Class B2, 7.1s, 2021                           76,286
       200,000 Ser. 96-8, Class M1, 7.85s, 2027                         174,000
        59,039 Ser. 99-3, Class A5, 6.16s, 2031                          59,924
       678,000 Ser. 99-5, Class A5, 7.86s, 2030                         610,851
     1,252,721 Greenpoint Manufactured Housing Ser.
               00-3, Class IA, 8.45s, 2031                            1,250,967
       635,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                        626,740
               GSAMP Trust 144A
        40,274 Ser. 03-HE1N, Class Note, 7 1/4s,
               2033                                                      40,153
       113,658 Ser. 04-FM1N, Class Note, 5 1/4s,
               2033                                                     113,578
        87,274 Ser. 04-HE1N, Class N1, 5s, 2034                          87,117
       916,846 Ser. 04-NIM1, Class N1, 5 1/2s, 2034                     916,846
       281,000 Ser. 04-NIM1, Class N2, zero %, 2034                     207,884
       106,108 Ser. 04-RENM, Class Note, 5 1/2s,
               2032                                                     106,002
       174,790 Ser. 04-SE2N, Class Note, 5 1/2s,
               2034                                                     174,790
               Holmes Financing PLC FRB
       110,000 Ser. 4, Class 3C, 3.37s, 2040
               (United Kingdom)                                         111,408
       190,000 Ser. 5, Class 2C, 3.52s, 2040
               (United Kingdom)                                         190,532
       127,000 Ser. 8, Class 2C, 2.79s, 2040
               (United Kingdom)                                         127,318
               Home Equity Asset Trust 144A
        88,827 Ser. 02-5N, Class A, 8s, 2033                             89,272
        22,839 Ser. 03-4N, Class A, 8s, 2033                             23,010
       103,826 Ser. 03-7N, Class A, 5 1/4s, 2034                        103,826
        66,134 Ser. 04-1N, Class A, 5s, 2034                             65,969
               LNR CDO, Ltd. 144A
       685,000 FRB Ser. 02-1A, Class FFL, 4.683s,
               2037 (Cayman Islands)                                    670,341
       415,000 FRB Ser. 03-1A, Class EFL, 4.933s,
               2036 (Cayman Islands)                                    438,282
               Long Beach Asset Holdings Corp. NIM
               Trust 144A
        36,377 Ser. 03-2, Class N1, 7.627s, 2033                         36,377
               Long Beach Asset Holdings Corp. NIM
               Trust 144A
        24,429 Ser. 03-4, Class N1, 6.535s, 2033                         24,429
       131,892 Ser. 04-2, Class N1, 4.94s, 2034                         131,892
       170,483 Ser. 04-5, Class Note, 5s, 2034                          170,858
       987,692 Long Beach Mortgage Loan Trust Ser.
               04-3,  Class S1, IO, 4 1/2s, 2006                         57,101
GBP    500,000 Lothian Mortgages PLC 144A Ser. 3A,
               Class D, 5.458s, 2039 (United
               Kingdom)                                                 916,050
      $568,528 Madison Avenue Manufactured Housing
               Contract FRB  Ser. 02-A, Class B1,
               5.183s, 2032                                             335,432
        77,000 Master Asset Backed Securities NIM
               Trust 144A Ser. 04-CI5,  Class N2,
               10s, 2034                                                 76,216
       370,000 MBNA Credit Card Master Note Trust
               FRN Ser. 03-C5,  Class C5, 3.05s,
               2010                                                     378,157
        53,130 Merrill Lynch Mortgage Investors,
               Inc. Ser. 03-WM3N,  Class N1, 8s,
               2005                                                      53,374
               Merrill Lynch Mortgage Investors,
               Inc. 144A
       100,337 Ser. 04-FM1N, Class N1, 5s, 2035                          99,434
        78,425 Ser. 04-HE1N, Class N1, 5s, 2006                          77,876
        94,809 Mid-State Trust Ser. 11, Class B,
               8.221s, 2038                                              92,814
       155,000 Morgan Stanley ABS Capital I FRB
               Ser. 04-HE8,  Class B3, 5.159s, 2034                     155,000
         6,421 Morgan Stanley ABS Capital I 144A
               Ser. 03-NC9N,  Class Note, 7.6s,
               2033                                                       6,453
        95,000 Morgan Stanley Auto Loan Trust 144A
               Ser. 04-HB2,  Class E, 5s, 2012                           91,905
               Morgan Stanley Dean Witter Capital I
       168,511 FRN Ser. 01-NC3, Class B1, 4.383s,
               2031                                                     167,290
       195,000 FRN Ser. 01-NC4, Class B1, 4.433s,
               2032                                                     192,714
        54,888 New Century Mortgage Corp. NIM Trust
               144A Ser. 03-B,  Class Note, 6 1/2s,
               2033                                                      55,085
               Oakwood Mortgage Investors, Inc.
       494,000 Ser. 00-D, Class A4, 7.4s, 2030                          321,693
       783,588 Ser. 01-C, Class A2, 5.92s, 2017                         513,877
       380,474 Ser. 01-C, Class A4, 7.405s, 2030                        272,876
       658,313 Ser. 01-E, Class A2, 5.05s, 2019                         543,674
       309,677 Ser. 02-A, Class A2, 5.01s, 2020                         266,508
     1,064,954 Ser. 02-C, Class A1, 5.41s, 2032                         959,204
       416,178 Ser. 99-B, Class A4, 6.99s, 2026                         380,120
       405,879 Ser. 99-D, Class A1, 7.84s, 2029                         388,508
       262,000 Oceanstar 144A FRB Ser. 04, Class E,
               8.606s, 2018                                             262,000
               Option One Mortgage Securities Corp.
               NIM Trust 144A
         7,527 Ser. 03-2B, Class N1, 7.63s, 2033
               (Cayman Islands)                                           7,527
        30,386 Ser. 03-5, Class Note, 6.9s, 2033                         30,538
        38,000 Park Place Securities NIM Trust 144A
               Ser. 04-WCW2,  Class D, 7.387s, 2034                      38,000
       164,881 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A,  Class A4FL,
               7.389s, 2012                                             165,257
        55,000 People's Choice Net Interest Margin
               Note 144A Ser. 04-2,  Class B, 5s,
               2034                                                      49,830
               Permanent Financing PLC FRB
       150,000 Ser. 1, Class 3C, 3.063s, 2042
               (United Kingdom)                                         151,440
       190,000 Ser. 3, Class 3C, 3.013s, 2042
               (United Kingdom)                                         192,584
     1,390,574 Residential Asset Mortgage Products,
               Inc. Ser. 03-RZ1,  Class A, IO,
               5 3/4s, 2005                                              42,915
       149,776 Rural Housing Trust Ser. 87-1, Class
               D, 6.33s, 2026                                           155,182
               SAIL Net Interest Margin Notes 144A
       173,910 Ser. 03-10A, Class A, 7 1/2s, 2033
               (Cayman Islands)                                         173,901
        74,302 Ser. 03-12A, Class A, 7.35s, 2033
               (Cayman Islands)                                          74,280
        74,945 Ser. 03-3, Class A, 7 3/4s, 2033
               (Cayman Islands)                                          74,569
        28,958 Ser. 03-4, Class A, 7 1/2s, 2033
               (Cayman Islands)                                          28,926
       138,956 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         138,915
        42,242 Ser. 03-6A, Class A, 7s, 2033
               (Cayman Islands)                                          41,928
        95,516 Ser. 03-7A, Class A, 7s, 2033
               (Cayman Islands)                                          94,807
        24,563 Ser. 03-8A, Class A, 7s, 2033
               (Cayman Islands)                                          24,439
        63,548 Ser. 03-9A, Class A, 7s, 2033
               (Cayman Islands)                                          63,217
       124,958 Ser. 03-BC2A, Class A, 7 3/4s, 2033                      124,594
       283,908 Ser. 04-2A, Class A, 5 1/2s, 2034
               (Cayman Islands)                                         283,908
       322,264 Ser. 04-4A, Class A, 5s, 2034
               (Cayman Islands)                                         321,780
       244,422 Ser. 04-7A, Class A, 4 3/4s, 2034
               (Cayman Islands)                                         244,082
        47,420 Ser. 04-7A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                          46,633
       270,926 Ser. 04-8A, Class A, 5s, 2034                            270,926
       111,404 Ser. 04-8A, Class B, 6 3/4s, 2034                        108,903
       182,329 Ser. 04-AA, Class A, 4 1/2s, 2034                        181,690
         2,780 Sasco Arc Net Interest Margin Notes
               144A Ser. 02-BC10, Class A, 7 3/4s,
               2033                                                       2,754
               Sasco Net Interest Margin Trust 144A
        78,543 Ser. 03-AM1, Class A, 7 3/4s, 2033                        78,160
       148,926 Ser. 03-BC1, Class B, zero %, 2033                       126,587
        59,469 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A, 6.656s, 2033                          59,469
        68,272 Sharps SP I, LLC Net Interest Margin
               Trust Ser. 03-NC1N, Class N, 7 1/4s,
               2033                                                      68,656
               Sharps SP I, LLC Net Interest Margin
               Trust 144A
        62,714 Ser. 03-0P1N, Class NA, 4.45s, 2033                       62,714
        43,744 Ser. 03-HS1N, Class N, 7.48s, 2033                        43,881
        20,800 Ser. 03-TC1N, Class N, 7.45s, 2033                        20,800
        33,816 Ser. 04-FM1N, Class N, 6.16s, 2033                        33,985
        72,438 Ser. 04-HE2N, Class NA, 5.43s, 2034                       72,351
        28,162 Ser. 04-HS1N, Class Note, 5.92s,
               2034                                                      28,162
               Structured Asset Investment Loan Trust
       103,854 Ser. 03-BC1A, Class A, 7 3/4s, 2033                      103,349
     2,207,641 Ser. 03-BC2, Class A, IO, 6s, 2005                        53,692
     1,048,003 Ser. 03-BC8, Class A, IO, 6s, 2005                        35,746
     5,904,743 Ser. 04-1, Class A, IO, 6s, 2005                         230,496
       254,000 TIAA Real Estate CDO, Ltd. Ser.
               03-1A, Class E, 8s, 2038                                 247,070
       212,000 TIAA Real Estate CDO, Ltd. 144A Ser.
               02-1A, Class IV, 6.84s, 2037                             170,126
     1,464,740 Washington Mutual Ser. 03-S1, Class
               A11, IO, 5 1/2s, 2033                                     62,600
               Wells Fargo Home Equity Trust 144A
       616,528 Ser. 04-2, Class N1, 4.45s, 2034                         616,491
       116,000 Ser. 04-2, Class N2, 8s, 2034                            110,200
               Whole Auto Loan Trust 144A
       373,982 Ser. 03-1, Class D, 6s, 2010                             374,041
       273,000 Ser. 04-1, Class D, 5.6s, 2034                           272,996
                                                                 --------------
               Total Asset-backed securities
               (cost $35,293,819)                                   $33,946,197

Collateralized mortgage obligations (4.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $114,000 Banc of America Large Loan 144A FRN
               Ser. 02-FL2A,  Class L1, 4.84s, 2014                    $114,192
       190,000 Bear Stearns Commercial Mortgage
               Securitization Corp. 144A Ser.
               04-ESA, Class K, 4.368s, 2016                            189,999
     2,499,781 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1,  IO, 0.781s, 2017                            57,026
               Commercial Mortgage Pass-Through
               Certificates 144A
       154,000 FRB Ser. 01-FL4A, Class E, 3.17s,
               2013                                                     137,060
       120,000 Ser. 01-FL4A, Class D, 2.72s, 2013                       116,321
       757,000 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1,  Class A2, 7s, 2033                          817,087
     1,143,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1,  Class B, 7s, 2033                    1,216,663
               CS First Boston Mortgage Securities
               Corp. 144A
       520,000 Ser. 98-C1, Class F, 6s, 2040                            383,592
       192,000 FRB Ser. 03-TF2A, Class L, 5.87s,
               2014                                                     190,804
       192,000 Ser. 02-CP5, Class M, 5 1/4s, 2035                       137,828
    21,123,321 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1, Class X,
               IO, 0.962s, 2023                                         533,003
               DLJ Commercial Mortgage Corp.
       152,919 Ser. 98-CF2, Class B4, 6.04s, 2031                       155,862
       489,824 Ser. 98-CF2, Class B5, 5.95s, 2031                       322,535
       144,000 DLJ Mortgage Acceptance Corp. 144A
               Ser. 97-CF1,  Class B1, 7.91s, 2030                      161,215
               Fannie Mae
        70,732 Ser. 98-51, Class SG, IO, 25.08s,
               2022                                                      32,729
       255,902 Ser. 02-36, Class SJ, 15.294s, 2029                      278,550
           426 Ser. 92-15, Class L, IO, 10.38s,
               2022                                                       3,998
       242,302 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                      263,271
         5,241 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                        5,683
           573 Ser. 02-W1, Class 2A, 7 1/2s, 2042                           617
         2,276 Ser. 02-14, Class A2, 7 1/2s, 2042                         2,482
       295,055 Ser. 01-T10, Class A2, 7 1/2s, 2041                      318,280
         1,326 Ser. 02-T4, Class A3, 7 1/2s, 2041                         1,434
         3,534 Ser. 01-T8, Class A1, 7 1/2s, 2041                         3,819
     1,162,188 Ser. 01-T7, Class A1, 7 1/2s, 2041                     1,254,344
       175,733 Ser. 01-T3, Class A1, 7 1/2s, 2040                       189,582
       525,544 Ser. 01-T1, Class A1, 7 1/2s, 2040                       575,433
       217,960 Ser. 99-T2, Class A1, 7 1/2s, 2039                       235,773
       110,060 Ser. 00-T6, Class A1, 7 1/2s, 2030                       121,357
       515,211 Ser. 01-T4, Class A1, 7 1/2s, 2028                       559,611
         1,135 Ser. 02-W3, Class A5, 7 1/2s, 2028                         1,232
       712,893 Ser. 03-118, Class S, IO, 6.168s,
               2033                                                     103,369
       771,476 Ser. 03-118, Class SF, IO, 6.168s,
               2033                                                     100,993
       554,458 Ser. 02-36, Class QH, IO, 6.118s,
               2029                                                      23,876
       555,536 Ser. 03-58, Class ID, IO, 6s, 2033                        99,823
       579,070 Ser. 03-26, Class IG, IO, 6s, 2033                        89,173
       435,672 Ser. 322, Class 2, IO, 6s, 2032                           80,463
       538,740 Ser. 318, Class 2, IO, 6s, 2032                          101,940
     2,507,509 Ser. 338, Class 2, IO, 5 1/2s, 2033                      525,402
     1,113,732 Ser. 329, Class 2, IO, 5 1/2s, 2033                      227,619
     1,159,800 Ser. 03-45, Class PI, IO, 5 1/2s,
               2029                                                     108,252
               Fannie Mae
     1,526,838 Ser. 03-37, Class IC, IO, 5 1/2s,
               2027                                                     147,436
       243,000 Ser. 03-6, Class IB, IO, 5 1/2s,
               2022                                                       5,498
     3,853,741 Ser. 03-34, Class ES, IO, 5.068s,
               2033                                                     289,814
     1,605,200 Ser. 03-34, Class SG, IO, 5.068s,
               2033                                                     121,541
     2,370,424 Ser. 03-23, Class AI, IO, 5s, 2017                       238,002
     1,043,600 Ser. 03-24, Class IC, IO, 5s, 2015                       165,948
     4,451,609 Ser. 03-W10, Class 1A, IO, 1.794s,
               2043                                                     111,290
     5,259,239 Ser. 03-W10, Class 3A, IO, 1.756s,
               2043                                                     138,055
     2,834,289 Ser. 03-W17, Class 12, IO, 1.158s,
               2033                                                      93,410
     4,655,509 Ser. 00-T6, IO, 0.751s, 2030                              83,654
     8,098,575 Ser. 02-T18, IO, 0.521s, 2042                            116,494
        90,260 Ser. 99-51, Class N, Principal Only
               (PO), zero %, 2029                                        78,174
        42,491 Ser. 99-52, Class MO, PO, zero %,
               2026                                                      41,258
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
         7,112 Ser. T-58, Class 4A, 7 1/2s, 2043                          7,693
     2,721,504 Ser. T-57, Class 1AX, IO, 0.445s,
               2043                                                      29,664
     7,259,777 FFCA Secured Lending Corp. Ser.
               00-1, Class X, IO, 1.566s, 2020                          458,957
               Freddie Mac
       286,449 Ser. 2763, Class SC, 21.12s, 2032                        347,985
     1,046,288 Ser. 2448, Class SM, IO, 6.13s, 2032                      94,820
     1,707,501 Ser. 216, IO, 6s, 2032                                   314,554
       786,800 Ser. 2515, Class IG, IO, 5 1/2s,
               2032                                                     206,073
       378,251 Ser. 2626, Class IK, IO, 5 1/2s,
               2030                                                      74,190
       404,800 Ser. 2590, Class IH, IO, 5 1/2s,
               2028                                                      83,870
     1,048,000 Ser. 2596, Class IQ, IO, 5 1/2s,
               2026                                                      72,141
       279,044 Ser. 2833, Class IK, IO, 5 1/2s,
               2023                                                      39,499
       189,209 Ser. 215, PO, zero %, 2031                               175,226
       182,719 Ser. 2235, PO, zero %, 2030                              154,854
               GE Capital Commercial Mortgage Corp.
               144A
       321,000 Ser. 00-1, Class G, 6.131s, 2033                         286,536
       199,000 Ser. 00-1, Class H, 6.131s, 2033                         146,429
       282,877 GMAC Commercial Mortgage Securities,
               Inc. 144A Ser. 99-C3,  Class G,
               6.974s, 2036                                             226,639
               Government National Mortgage
               Association
       220,559 Ser. 01-43, Class SJ, IO, 5.69s,
               2029                                                       3,756
        87,714 Ser. 98-2, Class EA, PO, zero %,
               2028                                                      74,639
       117,000 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A,  Class L, 5.12s,
               2015                                                     117,146
GBP    632,654 Hermione (European Loan Conduit No.
               14) 144A FRB  Class A, 5.326s, 2011
               (Ireland)                                              1,166,040
      $136,232 LB Commercial Conduit Mortgage Trust
               144A Ser. 99-C1,  Class G, 6.41s,
               2031                                                     108,340
               Mach One Commercial Mortgage Trust
               144A
       226,000 Ser. 04-1A, Class J, 5.45s, 2040                         189,953
       114,000 Ser. 04-1A, Class K, 5.45s, 2040                          93,320
        52,000 Ser. 04-1A, Class L, 5.45s, 2040                          38,090
     3,680,946 Merrill Lynch Mortgage Investors,
               Inc. Ser. 96-C2, Class JS,
               IO, 2.13s, 2028                                          198,083
       930,000 Morgan Stanley Capital I 144A Ser.
               04-RR, Class F7, 6s, 2039                                666,916
     2,943,663 Mortgage Capital Funding, Inc. Ser.
               97-MC2,  Class X, IO, 1.29s, 2012                         80,332
               Starwood Asset Receivables Trust
               144A
        95,279 FRB Ser. 03-1A, Class F, 3.033s,
               2022                                                      95,403
       122,502 FRB Ser. 03-1A, Class E, 2.983s,
               2022                                                     122,661
               STRIPS 144A
        87,000 Ser. 03-1A, Class M, 5s, 2018
               (Cayman Islands)                                          73,176
       104,000 Ser. 03-1A, Class N, 5s, 2018
               (Cayman Islands)                                          78,874
       100,000 Ser. 04-1A, Class M, 5s, 2018
               (Cayman Islands)                                          84,650
        90,000 Ser. 04-1A, Class N, 5s, 2018
               (Cayman Islands)                                          68,940
       100,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA,  Class D3,
               6.943s, 2013                                             107,065
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $19,314,413)                       $17,559,380

Senior loans (1.9%) (a) (c)
Principal amount                                                          Value

Basic Materials (0.2%)
-------------------------------------------------------------------------------
       $73,659 Graphics Packaging bank term loan
               FRN 4.52s, 2010                                          $74,893
       174,125 Hercules, Inc. bank term loan FRN
               Ser. B, 3.952s, 2010                                     175,322
        57,225 Nalco Co. bank term loan FRN Ser. B,
               4.426s, 2010                                              58,199
       116,876 SGL Carbon, LLC bank term loan FRN
               4.949s, 2009                                             117,460
       160,000 Wellman 1st. lien bank term loan FRN
               5.694s, 2009                                             162,400
       145,000 Wellman 2nd. lien bank term loan FRN
               8.444s, 2010                                             147,115
                                                                 --------------
                                                                        735,389

Capital Goods (0.2%)
-------------------------------------------------------------------------------
        81,189 Allied Waste Industries, Inc. bank
               term loan FRN 4.554s, 2010                                81,969
        13,790 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 1.84s, 2010                         13,919
        94,044 Amsted Industries bank term loan FRN
               5.755s, 2010                                              94,867
        71,410 EaglePicher bank term loan FRN
               Ser. B, 4.863s, 2009                                      71,588
        72,659 Flowserve Corp. bank term loan FRN
               Ser. C, 4.563s, 2009                                      73,658
        79,086 Invensys, PLC bank term loan FRN
               Ser. B-1, 5.477s, 2009 (United
               Kingdom)                                                  80,075
        94,495 Mueller Group bank term loan FRN
               4.570s, 2011                                              94,968
        96,250 Roper bank term loan FRN 3.908s,
               2008                                                      96,250
        99,500 Solo Cup Co. bank term loan FRN
               4.310s, 2011                                             100,454
        45,943 SPX Corp. bank term loan FRN Ser. B,
               3.938s, 2009                                              46,402
        24,813 Transdigm, Inc. bank term loan FRN
               Ser. C, 4.09s, 2010                                       25,107
                                                                 --------------
                                                                        779,257

Communication Services (0.1%)
-------------------------------------------------------------------------------
        49,833 Consolidated Communications bank
               term loan FRN  Ser. B, 4.608s, 2012                       50,207
        49,500 Dobson Communications Corp. bank
               term loan  FRN 5.383s, 2010                               49,290
       115,792 Nextel bank term loan FRN Ser. E,
               4.188s, 2010                                             116,105
        60,000 PanAmSat Corp. bank term loan FRN
               Ser. B, 4.66s, 2011                                       60,314
       105,625 Qwest Communications International,
               Inc. bank term loan  FRN Ser. A,
               6 1/2s, 2007                                             109,643
        49,875 SBA Senior Finance, Inc. bank term
               loan FRN 5.540s, 2008                                     50,280
                                                                 --------------
                                                                        435,839

Consumer Cyclicals (0.6%)
-------------------------------------------------------------------------------
        33,140 Advance Stores bank term loan FRN
               Ser. C, 5.571s, 2007                                      33,168
        63,293 Borgata Resorts bank term loan FRN
               Ser. B, 4.126s, 2007                                      63,689
        87,500 Coinmach Corp. bank term loan FRN
               Ser. B, 4.630s, 2009                                      88,266
        84,907 Dex Media West, LLC bank term loan
               FRN Ser. B, 4.095s, 2010                                  86,075
        80,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 6.43s, 2006                            80,925
        75,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 4.6s, 2007                             75,727
        93,058 Hayes Lemmerz International, Inc.
               bank term loan FRN 5.559s, 2009                           94,076
        49,500 IESI Corp. bank term loan FRN
               4.611s, 2010                                              50,119
        81,481 Lamar Media bank term loan FRN
               3.531s, 2010                                              82,118
        50,000 Landsource bank term loan FRN
               Ser. B, 4 1/2s, 2010                                      50,750
        53,424 Penn National Gaming, Inc. bank term
               loan FRN Ser. D, 4.478s, 2010                             54,215
        19,510 Pinnacle Entertainment, Inc. bank
               term loan FRN 4.84s, 2009                                 19,754
        63,587 PRIMEDIA, Inc. bank term loan FRN
               Ser. B, 4 3/4s, 2009                                      61,330
     1,000,000 Raycom Media, Inc. bank term loan
               FRN 3 7/8s, 2012                                       1,003,750
       123,154 RH Donnelley Finance Corp. bank term
               loan FRN Ser. B, 3.86s, 2011                             124,886
       123,132 Scientific Gaming bank term loan FRN
               Ser. C, 4.34s, 2008                                      124,569
        70,000 Sealy Mattress Co. bank term loan
               FRN Ser. C, 4.320s, 2012                                  70,904
        69,650 TRW Automotive bank term loan FRN
               Ser. D-1, 4 1/8s, 2011                                    70,651
       110,000 WRC Media Corp. bank term loan FRN
               6.761s, 2009                                             109,244
                                                                 --------------
                                                                      2,344,216

Consumer Staples (0.4%)
-------------------------------------------------------------------------------
        18,720 Affinity Group Holdings bank term
               loan FRN Ser. B1, 6.007s, 2009                            18,900
        46,802 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.975s, 2009                            47,250
       105,118 AMF Bowling Worldwide bank term loan
               FRN Ser. B, 4.968s, 2009                                 105,710
       100,000 Century Cable Holdings bank term
               loan FRN 6 3/4s, 2009                                     98,643
       159,600 Charter Communications Holdings,
               LLC/Capital Corp.  bank term loan
               FRN Ser. B, 4.92s, 2011                                  158,234
        60,935 Constellation Brands, Inc. bank term
               loan FRN 3 1/2s, 2008                                     61,109
        79,498 Del Monte Foods Co. bank term loan
               FRN Ser. B, 3.963s, 2010                                  80,814
        82,592 DirecTV bank term loan FRN Ser. B-2,
               3.884s, 2010                                              83,686
         8,019 Dole Food Co. bank term loan FRN
               Ser. D, 4.386s, 2009                                       8,122
        80,000 Dole Holding Co. bank term loan FRN
               7s, 2010                                                  81,050
        34,738 Insight Midwest LP/Insight Capital,
               Inc. bank term loan  FRN 4 3/4s,
               2009                                                      35,205
       120,000 MGM bank term loan FRN Ser. B,
               4.48s, 2011                                              120,330
       270,000 Olympus Cable bank term loan FRN
               Ser. B, 6 3/4s, 2010                                     265,528
        72,155 Rayovac Corp. bank term loan FRN
               Ser. Cc, 4.258s, 2009                                     73,177
        42,443 Six Flags, Inc. bank term loan FRN
               Ser. B, 4.34s, 2009                                       42,681
        76,458 Sum Media bank term loan FRN Ser. B,
               3.684s, 2009                                              76,912
       199,000 Warner Music Group bank term loan
               FRN Ser. B, 4.535s, 2011                                 201,594
                                                                 --------------
                                                                      1,558,945

Energy (0.1%)
-------------------------------------------------------------------------------
       120,000 Dresser, Inc. bank term loan FRN
               5.19s, 2010                                              121,800
        33,005 Magellan Midstream Holdings bank
               term loan FRN 4.65s, 2008                                 33,417
                                                                 --------------
                                                                        155,217

Financial (--%)
-------------------------------------------------------------------------------
       108,694 Hilb, Rogal & Hamilton Co. bank term
               loan FRN Ser. B, 3 7/8s, 2007                            108,694

Health Care (0.2%)
-------------------------------------------------------------------------------
        61,875 Beverly Enterprises, Inc. bank term
               loan FRN 4.510s, 2008                                     62,700
        80,000 Community Health Systems, Inc. bank
               term loan FRN  Ser. B, 3.54s, 2011                        80,214
        98,700 Concentra bank term loan FRN 4 3/4s,
               2009                                                      99,564
       197,841 DaVita, Inc. bank term loan FRN
               Ser. B, 3.976s, 2009                                     200,128
        79,800 Fisher Scientific International,
               Inc. bank term loan FRN  Ser. B,
               3.34s, 2011                                               80,374
        49,500 Hanger Orthopedic Group, Inc. bank
               term loan FRN 5.475s, 2009                                49,005
        57,438 Kinetic Concepts, Inc. bank term
               loan FRN Ser. B, 3.98s, 2011                              58,072
        80,234 Medex, Inc. bank term loan FRN
               Ser. B, 4.89s, 2009                                       81,104
                                                                 --------------
                                                                        711,161

Transportation (--%)
-------------------------------------------------------------------------------
        70,034 Pacer International, Inc. bank term
               loan FRN 4.132s, 2010                                     70,910

Utilities & Power (0.1%)
-------------------------------------------------------------------------------
       119,251 Allegheny Energy, Inc. bank term
               loan FRN Ser. C, 5.539s, 2011                            119,698
        84,878 Teton Power Funding bank term loan
               FRN 5.16s, 2011                                           86,045
        80,000 Unisource Energy bank term loan FRN
               Ser. B, 5.652s, 2011                                      78,950
        64,190 Williams Products bank term loan FRN
               Ser. C, 4.37s, 2007                                       65,046
                                                                 --------------
                                                                        349,739
                                                                 --------------
               Total Senior loans (cost $7,148,030)                  $7,249,367

Common stocks (0.7%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         1,083 AboveNet, Inc. (NON)                                     $26,534
         1,153 Alderwoods Group, Inc. (NON)                              11,680
       350,000 AMRESCO Creditor Trust (acquired
               6/17/99, cost $62,787) (NON) (RES) (R)                       350
               8 Arch Wireles                                               229
           958 Archibald Candy Corp. (NON)                                    1
           605 Birch Telecom, Inc. (NON)                                      6
           244 Comdisco Holding Co., Inc.                                 5,429
     1,883,299 Contifinancial Corp. Liquidating
               Trust Units                                               28,249
         8,378 Covad Communications Group, Inc.
               (NON)                                                     12,567
           614 Genesis HealthCare Corp. (NON)                            18,838
        25,179 Globix Corp. (NON)                                        65,465
       295,000 iPCS Escrow, Inc. (NON)                                      295
         6,866 iPCS, Inc. (NON)                                         137,663
            99 Knology, Inc. (NON)                                          296
            58 Leucadia National Corp.                                    3,431
         3,473 Lodgian, Inc. (NON)                                       35,772
        60,000 Loewen Group International, Inc.
               (NON)                                                          6
           431 Polymer Group, Inc. Class A (NON)                          5,297
         1,004 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                1,505,790
        28,727 Regal Entertainment Group                                571,955
           129 Sterling Chemicals, Inc. (NON)                             3,173
           467 Sun Healthcare Group, Inc. (NON)                           3,456
       503,131 VFB LLC (acquired various dates from
               10/27/00 to 12/08/03, cost $355,888)
               (NON) (RES)                                               95,595
         2,398 Washington Group International, Inc.
               (NON)                                                     83,618
                                                                 --------------
               Total Common stocks
               (cost $7,387,675)                                     $2,615,695

Brady bonds (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $900,000 Argentina (Government of) FRB
               Ser. L-GL, 2.438s, 2023                                 $486,000
       344,118 Brazil (Federal Republic of) FRB
               Ser. 18 YR, 3 1/8s, 2012                                 315,521
       233,824 Brazil (Federal Republic of) govt.
               guaranty FRB Ser. RG, 3 1/8s, 2012                       214,393
       375,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                       333,750
       325,600 Peru (Republic of) FRB Ser. PDI, 5s,
               2017                                                     297,924
                                                                 --------------
               Total Brady bonds (cost $1,447,330)                   $1,647,588

Preferred stocks (0.4%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         3,228 Avecia Group PLC $4.00 pfd.
               (acquired various dates from
               12/03/03 to 2/10/04, cost $46,673)
               (United Kingdom) (RES) (PIK)                             $71,016
         5,858 Doane Pet Care Co. $7.125 pfd.                           262,146
            14 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                 5,320
           210 First Republic Capital Corp. 144A
               10.50% pfd.                                              216,300
         6,895 iStar Financial, Inc. $1.95 cum.
               pfd. (R)                                                 178,581
            50 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK)                                          380,000
           473 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd. (PIK)                                          392,590
                                                                 --------------
               Total Preferred stocks
               (cost $1,568,634)                                     $1,505,953

Convertible preferred stocks (0.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         4,915 Crown Castle International Corp.
               $3.125 cum. cv. pfd.                                    $233,463
         2,910 Omnicare, Inc. $2.00 cv. pfd.                            134,224
            36 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                     198,000
         3,690 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                 267,525
                                                                 --------------
               Total Convertible preferred stocks
               (cost $753,774)                                         $833,212

Warrants (0.1%) (a) (NON)                            Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
           460 AboveNet, Inc.                        9/8/10              $2,645
           391 AboveNet, Inc.                        9/8/08               2,542
           560 Dayton Superior Corp. 144A            6/15/09                 --
           641 Huntsman Co., LLC 144A                5/15/11            147,430
           266 MDP Acquisitions PLC 144A             10/1/13             10,640
           210 Mikohn Gaming Corp. 144A              8/15/08                252
           220 ONO Finance PLC 144A (United
               Kingdom)                              2/15/11                  2
           230 Pliant Corp. 144A                     6/1/10                   2
           570 Travel Centers of America, Inc. 144A  5/1/09               2,850
           900 Ubiquitel, Inc. 144A                  4/15/10                 --
         1,479 Washington Group International, Inc.
               Ser. A                                1/25/06             12,202
         1,691 Washington Group International, Inc.
               Ser. B                                1/25/06             10,569
           914 Washington Group International, Inc.
               Ser. C                                1/25/06              4,570
           320 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/10             21,440
                                                                 --------------
               Total Warrants (cost $378,059)                          $215,144

Units (0.1%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
       470,000 Morrison Knudsen Corp. 2032                              $28,788
           376 XCL Equity Units                                         167,075
                                                                 --------------
               Total Units (cost $1,199,874)                           $195,863

Convertible bonds and notes (--%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,210,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes 13s, 2009 (Denmark) (In
               default) (NON)                                               $12
       145,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                           160,950
                                                                 --------------
               Total Convertible bonds and notes
               (cost $1,173,321)                                       $160,962

U.S. government and agency mortgage obligations (15.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $18,125 Federal Home Loan Mortgage
               Corporation 7 1/2s, May 1, 2027                          $19,536
               Federal National Mortgage
               Association Pass-Through
               Certificates
         4,267 8s, July 1, 2024                                           4,649
        77,060 7 1/2s, with due dates from January
               1, 2030 to August 1, 2030                                 82,719
     5,290,310 6 1/2s, with due dates from June 1,
               2028 to September 1, 2034                              5,578,048
    37,400,000 6 1/2s, TBA, November 1, 2034                         39,316,750
       446,080 5s, June 1, 2019                                         455,959
    12,400,000 5s, TBA, November 1, 2019                             12,651,875
     2,019,367 4 1/2s, with due dates from August
               1, 2033 to June 1, 2034                                1,964,782
                                                                 --------------
               Total U.S. government and agency
               mortgage  obligations
               (cost $59,683,685)                                   $60,074,318

U.S. Treasury obligations (13.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               U.S. Treasury Bonds
    $5,440,000 7 1/2s, November 15, 2016                             $7,044,800
    12,789,000 6 1/4s, May 15, 2030                                  15,380,770
     5,965,000 6 1/4s, August 15, 2023                                7,047,088
               U.S. Treasury Notes
     7,289,000 4 1/4s, August 15, 2013                                7,450,725
         3,000 4s, November 15, 2012                                      3,034
     6,946,000 3 1/4s, August 15, 2008                                7,002,436
     6,087,000 1 1/8s, June 30, 2005                                  6,047,054
     7,990,000 U.S. Treasury Strip zero %, November
               15, 2024                                               2,904,086
                                                                 --------------
               Total U.S. Treasury obligations
               (cost $50,654,244)                                   $52,879,993

Short-term investments (15.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $61,070,145 Putnam Prime Money Market Fund (e)                   $61,070,145
       700,000 U.S. Treasury Bill zero %, November
               1, 2004 (SEG)                                            699,911
                                                                 --------------
               Total Short-term investments
               (cost $61,770,056)                                   $61,770,056
-------------------------------------------------------------------------------
               Total Investments
               (cost $430,971,041)                                 $437,747,948
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $391,002,232.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2004, was $166,961 or 0.04% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2004.

  (R) Real Estate Investment Trust.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. Theses loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at October 31, 2004. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

  (e) See Note 4 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration,
      normally to qualified   institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at October 31, 2004.


Forward currency contracts to buy at October 31, 2004
(aggregate face value $35,511,489)

                                             Aggregate           Delivery        Unrealized
                           Value             face value          date            appreciation
-------------------------------------------------------------------------------------------------
Australian Dollar          $5,176,626        $4,989,265          12/15/04          $187,361
British Pound              12,875,109        12,581,696          12/15/04           293,413
Canadian Dollar                29,623            27,605          12/15/04             2,018
Danish Krone                  665,788           632,411          12/15/04            33,377
Japanese Yen               15,625,969        15,186,293          12/15/04           439,676
Norwegian Krone               206,437           190,286          12/15/04            16,151
Polish Zloty                  259,486           238,897          12/15/04            20,589
Swiss Franc                   747,762           702,582          12/15/04            45,180
Taiwan Dollar                 977,008           962,454          12/15/04            14,554
-------------------------------------------------------------------------------------------------
                                                                                 $1,052,319
-------------------------------------------------------------------------------------------------


Forward currency contracts to sell at October 31, 2004
(aggregate face value $31,745,955)
                                             Aggregate           Delivery       Unrealized
                           Value             face value          date           depreciation
-------------------------------------------------------------------------------------------------
Australian Dollars         $1,097,274        $1,081,706          12/15/04          $(15,568)
British Pound                 877,972           859,892          12/15/04           (18,080)
Canadian Dollars              517,405           476,553          12/15/04           (40,852)
Euro                       21,914,143        20,883,421          12/15/04        (1,030,722)
Japanese Yen                   10,499            10,108          12/15/04              (391)
New Zealand Dollars         4,213,849         3,994,106          12/15/04          (219,743)
Swedish Krona               4,225,822         3,960,883          12/15/04          (264,939)
Swiss Franc                   501,149           479,286          12/15/04           (21,863)
-------------------------------------------------------------------------------------------------
                                                                                $(1,612,158)
-------------------------------------------------------------------------------------------------


Futures contracts outstanding at October 31, 2004
                                                                                   Unrealized
                                             Aggregate             Expiration      appreciation/
                           Value             face value            date            (depreciation)
-------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10yr (Long)                  $895,750          $870,144            Dec-04           $25,606
Euro-Bobl 5 yr (Long)       7,429,375         7,331,465            Dec-04            97,910
Euro-Bund 10 yr (Long)      8,329,219         8,127,823            Dec-04           201,396
Japanese Government
Bond 10 yr (Long)           4,035,227         3,981,910            Dec-04            53,317
Japanese Government
Bond 10 yr-TSE (Long)      18,217,010        18,064,108            Dec-04           152,902
U.S. Treasury Bond
(Short)                    10,359,781        10,233,187            Dec-04          (126,594)
U.S. Treasury Note
10 yr (Long)                8,290,063         8,164,094            Dec-04           125,969
U.S. Treasury Note
5 yr (Short)               27,175,500        26,911,055            Dec-04          (264,445)
-------------------------------------------------------------------------------------------------
                                                                                   $266,061
-------------------------------------------------------------------------------------------------

TBA sale commitments outstanding at October 31, 2004
(proceeds receivable $2,719,438)

                                        Principal         Settlement
Agency                                  amount            date            Value
-------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, November 1, 2034          $2,600,000        11/15/04        $2,733,250
-------------------------------------------------------------------------------------------------

Interest rate swap contracts outstanding at October 31, 2004

                                                                          Unrealized
                                        Notional          Termination     appreciation/
                                        amount            date            (depreciation)
-------------------------------------------------------------------------------------------------
Agreement with Bank of America,
N.A. dated March 25, 2004 to pay
semi-annually the notional amount
multiplied by 3.075% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.                              $9,000,000        3/30/09         $177,233

Agreement with Bank of America,
N.A. dated January 22, 2004 to pay
semi-annually the notional amount
multiplied by 1.97375% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                         4,500,000         1/26/06          14,099

Agreement with Bank of America,
N.A. dated December 2, 2003 to
pay semi-annually the notional
amount multiplied by 2.444% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                         3,496,000         12/5/05         (20,693)

Agreement with Bank of America,
N.A. dated January 22, 2004 to
pay semi-annually the notional
amount multiplied by 4.35% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                         1,400,000         1/27/14         (12,499)

Agreement with Credit Suisse
First Boston International dated
July 7, 2004 to pay semi-annually
the notional amount multiplied by
4.945% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR.                   3,157,800          7/9/14        (178,255)

Agreement with Credit Suisse
First Boston International dated
July 7, 2004 to receive semi-
annually the notional amount
multiplied by 2.931% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.                               2,798,800          7/9/06          28,648

Agreement with Lehman Brothers
Special Financing, Inc. dated
December 9, 2003 to receive semi-
annually the notional amount
multiplied by 4.641% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                           5,068,000        12/15/13         186,011

Agreement with Lehman Brothers
Special Financing, Inc. dated
January 22, 2004 to pay
semi-annually the notional amount
multiplied by 1.955% and receive
quarterly the notional amount
multiplied  by the three month
USD-LIBOR-BBA.                            4,500,000        1/26/06          14,817

Agreement with Lehman Brothers
Special Financing, Inc. dated
January 22, 2004 to pay semi-
annually the notional amount
multiplied by 4.3375% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                            1,400,000        1/26/14         (11,612)

Agreement with Merrill Lynch
Capital Services, Inc. dated
September 27, 2002 to receive
semi-annually the notional amount
multiplied by the six month
JPY-LIBOR-BBA and pay
semi-annually the notional amount
multiplied by 0.399%.             JPY 1,334,000,000        10/1/07        $(23,679)

Agreement with Merrill Lynch
Capital Services, Inc. dated
November 17, 2000 to pay
semi-annually the notional amount
multiplied by the three month
USD-LIBOR-BBA and receive the
notional amount  multiplied by
6.68%.                                   $3,500,000       11/21/05         240,653

Agreement with UBS, AG  dated
April 23, 2004 to receive
annually the notional amount
multiplied by 3.49% and pay
quarterly the notional amount
multiplied by the three month
SEK-STIBOR-SIDE.                    SEK 212,000,000         4/27/06        162,180
-------------------------------------------------------------------------------------------------
                                                                          $576,903
-------------------------------------------------------------------------------------------------

Credit default contracts outstanding at October 31, 2004

                                                                          Unrealized
                                                           Notional       appreciation/
                                                           amount         (depreciation)
-------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a paymentof the
outstanding notional amount times 2.35% and the fund
pays in the event of a credit default in one of the
underlying  securities in the basket of BB CMBS
securities.                                                $613,630       $9,245

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.55625% and the
fund pays in the event of a credit default in one of
the  underlying securities in the basket of BB CMBS
securities.                                                 613,630        3,199

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.4625% and the
fund pays in the event of a credit default in one of
the underlying securities in the basket of BB CMBS
securities.                                                 306,815        5,473

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference  obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.433% and the
fund pays in the event of a credit default in one
of the underlying securities in the basket of BB
CMBS securities.                                            230,111        4,375

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference  obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.475% and the
fund pays  in the event of a credit default in one
of the underlying securities in the basket of BB
CMBS securities.                                            153,407        1,641

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is  reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.5% and the fund
pays in the event of a credit default in one of the
underlying  securities in the basket of BB CMBS
securities.                                                  76,704        3,148

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is  reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.6% and the fund
pays in the event of a credit default in one of the
underlying  securities in the basket of BB CMBS
securities.                                                  76,704       (2,037)
-------------------------------------------------------------------------------------------------
                                                                         $25,044
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
October 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $369,900,896)              $376,677,803
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $61,070,145) (Note 4)          61,070,145
-------------------------------------------------------------------------------
Cash                                                                  520,489
-------------------------------------------------------------------------------
Foreign currency (cost $2,182,696) (Note 1)                         2,245,687
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           5,553,181
-------------------------------------------------------------------------------
Receivable for securities sold                                      4,250,877
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             1,058,512
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             328,209
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           823,641
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                  27,081
-------------------------------------------------------------------------------
Total assets                                                      452,555,625

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,705,274
-------------------------------------------------------------------------------
Payable for securities purchased                                   53,828,658
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                 182,362
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 4)                   724,888
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            115,829
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 39,325
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,644
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,618,351
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                215,508
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              246,738
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                      2,037
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$2,719,438) (Note 1)                                                2,733,250
-------------------------------------------------------------------------------
Other accrued expenses                                                139,529
-------------------------------------------------------------------------------
Total liabilities                                                  61,553,393
-------------------------------------------------------------------------------
Net assets                                                       $391,002,232

Represented by
-------------------------------------------------------------------------------
Paid-in capital (unlimited shares authorized) (Note 1)           $467,619,358
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          883,580
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (84,641,537)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   7,140,831
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $391,002,232

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($391,002,232 divided by
53,329,917 shares)                                                      $7.33
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2004

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $310,560 from
investments in affiliated issuers) (Note 4)                       $25,206,523
-------------------------------------------------------------------------------
Dividends                                                             527,895
-------------------------------------------------------------------------------
Total investment income                                            25,734,418

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,873,512
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      200,013
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               292,684
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             17,806
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       10,119
-------------------------------------------------------------------------------
Other                                                                 274,726
-------------------------------------------------------------------------------
Fees waived and reimbursed by manager (Note 4)                        (30,728)
-------------------------------------------------------------------------------
Total expenses                                                      3,638,132
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (12,932)
-------------------------------------------------------------------------------
Net expenses                                                        3,625,200
-------------------------------------------------------------------------------
Net investment income                                              22,109,218
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   10,610,356
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,028,179
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                 28,475
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          568,340
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (1,828,113)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (199,702)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts, and TBA
sales commitments during the year                                   6,316,985
-------------------------------------------------------------------------------
Net gain on investments                                            16,524,520
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $38,633,738
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Increase in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $22,109,218      $26,930,803
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             10,407,237        6,949,606
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         6,117,283       37,071,168
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        38,633,738       70,951,577
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                       (30,449,836)     (27,721,585)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of dividends                 --          360,652
-------------------------------------------------------------------------------
Total increase in net assets                       8,183,902       43,590,644

Net assets
-------------------------------------------------------------------------------
Beginning of year                                382,818,330      339,227,686
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $883,580 and
$5,069,939, respectively)                       $391,002,232     $382,818,330
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning of year           53,329,917       53,275,878
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                             --           54,039
-------------------------------------------------------------------------------
Shares outstanding at end of year                 53,329,917       53,329,917
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                            Year ended October 31
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $7.18           $6.37           $6.80           $7.13           $7.72
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                     .41             .50             .55             .61             .66
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .31 (e)         .83            (.40)           (.31)           (.58)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         .72            1.33             .15             .30             .08
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.57)           (.52)           (.58)           (.58)           (.56)
------------------------------------------------------------------------------------------------------------------
Return of capital                              --              --              --            (.05)           (.11)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.57)           (.52)           (.58)           (.63)           (.67)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $7.33           $7.18           $6.37           $6.80           $7.13
------------------------------------------------------------------------------------------------------------------
Market value,
end of period                              $6.510          $6.570          $6.150          $6.530          $6.438
------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                          7.93           15.48            2.71           11.27            7.70
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $391,002        $382,818        $339,228        $361,297        $378,800
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                     .94 (e)         .94             .98             .94             .94
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    5.74 (e)        7.36            8.22            8.63            8.66
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 83.37          118.17 (d)      205.33 (d)      131.14 (d)      147.33
------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004, reflect a reduction of less than 0.01% of average net assets (Note 4).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2004

Note 1
Significant accounting policies

Putnam Master Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital. The fund intends to diversify its investments among the following three sectors of the fixed-income securities market: a U.S. investment-grade sector, consisting of debt obligations of the U.S. government and investment-grade U.S. corporate bonds, a high-yield sector, consisting of high yielding, lower-rated U.S. corporate fixed income securities and an international sector, consisting of obligations of foreign governments, their agencies and instrumentalities and other fixed-income securities denominated in foreign currencies. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time, a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $84,635,859 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
------------------------------------
   $22,645,062      October 31, 2007
    11,528,221      October 31, 2008
    15,951,444      October 31, 2009
    34,511,132      October 31, 2010

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, dividends payable, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities and income on swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2004, the fund reclassified $4,154,259 to increase undistributed net investment income and $354,671 to increase paid-in-capital, with an increase to accumulated net realized losses of $4,508,930.

Unrealized appreciation                  $23,303,602
Unrealized depreciation                  (16,771,837)
                                        ------------
Net unrealized appreciation                6,531,765
Undistributed ordinary income              2,398,611
Capital loss carryforward                (84,635,859)
Cost for federal income tax purposes    $431,216,183

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on 0.75% of average weekly net assets.

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2004, the fund paid PFTC $492,697 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2004, the fund's expenses were reduced by $12,932 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $815, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the year ended, October 31, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $254,465,959 and $339,177,174, respectively. Purchases and sales of U.S. government securities aggregated $32,692,197 and $7,175,309, respectively.

Note 4
Investment in Putnam
Prime Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2004, management fees paid were reduced by $30,728 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $310,560 for the period ended October 31, 2004.

Note 5
Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 6
Actions by Trustees

On October 15, 2004, the Trustees of the fund approved the transfer of all of the assets of the fund to Putnam Premier Income Trust in exchange for shares of Putnam Premier Income Trust and the assumption by the Putnam Premier Income Trust of all of the liabilities of the fund. The merger is subject to a number of conditions and there is no guarantee it will occur.

Note 7
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Federal tax information
(Unaudited)

The fund has designated 1.11% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2004, the fund hereby designates 1.11% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Results of October 14, 2004 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 14, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:
                                           Common shares

                                                       Votes
                                     Votes for         withheld
----------------------------------------------------------------
Jameson Adkins Baxter               47,395,150         1,724,032
Charles B. Curtis                   47,393,979         1,725,202
Myra R. Drucker                     47,372,027         1,747,154
Charles E. Haldeman, Jr.            47,368,722         1,750,459
John A. Hill                        47,387,789         1,731,392
Ronald J. Jackson                   47,394,358         1,724,823
Paul L. Joskow                      47,382,177         1,727,004
Elizabeth T. Kennan                 47,348,797         1,770,385
John H. Mullin, III                 47,392,085         1,727,096
Robert E. Patterson                 47,391,829         1,727,353
George Putnam, III                  47,367,964         1,751,218
A.J.C. Smith                        47,344,359         1,774,822
W. Thomas Stephens                  47,370,317         1,748,864
Richard B. Worley                   47,384,156         1,735,025


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2004, there were 110 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 82 Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  During 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal
and Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

216545  12/04


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
October 31, 2004    $39,250     $--             $4,150    $68
October 31, 2003    $34,100     $--             $3,600    $--

For the fiscal years ended October 31, 2004 and October 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $4,218 and $3,600, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
October 31, 2004    $--             $--   $--         $--
October 31, 2003    $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Myra R. Drucker
Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy voting guidelines of the Putnam funds
-------------------------------------------

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I.  BOARD-APPROVED PROPOSALS
----------------------------

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors
------------------------------------------

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan
(commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation
----------------------

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization
--------------

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits
(excluding reverse stock splits).

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
------------------------------------------------------------------
Transactions
------------

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures
----------------------

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest.
As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters
----------------------

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II.  SHAREHOLDER PROPOSALS
--------------------------

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors
- accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS
---------------------------------------

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam
Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors
---------------------------------

Japan

For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guideline, an "outside director"
is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters
-------------

The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted December 10, 2004

Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting Procedures for Referral Items
------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004